Document and Entity Information	12 Months Ended
Dec. 31, 2011
Document Information [Line Items]
Document Type	20-F
Amendment Flag	false
Document Period End Date	Dec 31, 2011
Document Fiscal Year Focus	2011
Document Fiscal Period Focus	FY
Trading Symbol	BCDS
Entity Registrant Name	BCD SEMICONDUCTOR MANUFACTURING LTD
Entity Central Index Key	0001289814
Current Fiscal Year End Date	--12-31
Entity Well-known Seasoned Issuer	No
Entity Current Reporting Status	Yes
Entity Filer Category	Non-accelerated Filer
Entity Common Stock, Shares Outstanding	109,593,222

CONSOLIDATED BALANCE SHEETS (USD $)	Dec. 31, 2011	Dec. 31, 2010
Current Assets:
Cash	$ 64,136,722	$ 44,716,943
Restricted cash	7,701,956	6,355,347
Accounts receivable, net	20,443,884	14,744,761
Inventories	27,966,314	24,187,846
Excess value-added tax paid	2,414,366	2,605,883
Deferred offering expense		1,956,571
Receivable from ZiZhu	4,027,537
Prepaid expenses and other current assets	6,379,189	4,182,278
Total current assets	133,069,968	98,749,629
Property, plant and equipment, net	66,421,384	31,512,211
Land use right, net	3,080,828	2,997,495
Acquired intangible assets, net	2,018,551
Investment in equity securities	1,115,161	1,586,966
Goodwill	284,044
Other assets	3,273,646	2,175,689
Total assets	209,263,582	137,021,990
Current liabilities:
Short-term bank loans	8,300,000	12,039,833
Accounts payable	17,003,899	18,359,734
Notes payable	21,449,317	15,930,059
Accrued expenses	3,790,503	6,635,366
Payable for purchase of property, plant and equipment	10,675,843	763,080
Withholding tax liability	1,827,944	1,789,498
Warrant liability		1,397,973
Other current liabilities	2,126,296	2,497,478
Total current liabilities	65,173,802	59,413,021
Noncurrent liabilities:
Deferred rent-noncurrent	120,938	107,870
Performance obligation	3,903,080	3,109,444
Obligation under capital lease-noncurrent	205,953	269,636
Deferred grant-noncurrent	410,705
Total noncurrent liabilities	4,640,676	3,486,950
Total liabilities	69,814,478	62,899,971
Commitments and contingencies (Note 13)
Convertible redeemable preference shares, authorized-63,500,000 shares; $0.001 par value, issued and outstanding-58,235,289 shares at December 31, 2010 (2011: Nil) Liquidation preference-$90,879,112 at December 31, 2010 (2011: Nil)		90,569,174
Shareholders' equity (capital deficiency)
Ordinary shares, $0.001 par value, authorized-200,000,000 and 1,000,000,000 shares as of December 31,2010 and 2011, respectively; issued - 17,225,275 and 111,334,002 shares as of December 31, 2010 and 2011, respectively; outstanding-17,225,275 and 109,593,222 shares as of December 31, 2010 and 2011, respectively	111,334	17,225
Additional paid-in capital	160,242,021	13,083,248
Accumulated other comprehensive income	12,567,986	8,258,725
Accumulated deficit	(33,470,496)	(37,806,353)
Treasury stock-1,740,780 shares as of December 31, 2011 (2010: Nil)	(1,741)
Total shareholders' equity (capital deficiency)	139,449,104	(16,447,155)
Total liabilities and equity	$ 209,263,582	$ 137,021,990

CONSOLIDATED BALANCE SHEETS (Parenthetical) (USD $)	Dec. 31, 2011	Dec. 31, 2010
Convertible redeemable preference shares, authorized	63,500,000	63,500,000
Convertible redeemable preference shares, par value	$ 0.001	$ 0.001
Convertible redeemable preference shares, issued		58,235,289
Convertible redeemable preference shares, outstanding		58,235,289
Convertible redeemable preference shares, Liquidation preference		$ 90,879,112
Ordinary shares, par value	$ 0.001	$ 0.001
Ordinary shares, authorized	1,000,000,000	200,000,000
Ordinary shares, issued	111,334,002	17,225,275
Ordinary shares, outstanding	109,593,222	17,225,275
Treasury stock, shares	1,740,780

CONSOLIDATED STATEMENTS OF OPERATIONS (USD $)	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Net revenue:
IC products	$ 129,800,412	$ 123,081,411	$ 92,092,314
Foundry services	10,062,899	9,749,101	8,751,455
Total net revenue	139,863,311	132,830,512	100,843,769
Cost of revenue:
IC products(including share-based compensation expense of $138,426, $114,824 and $220,352 for 2009, 2010 and 2011, respectively)	95,446,045	84,806,640	70,813,921
Foundry services (including share-based compensation expense of $8,631, $6,236 and $11,436 for 2009, 2010 and 2011, respectively)	4,953,519	4,517,266	4,415,489
Total cost of revenue	100,399,564	89,323,906	75,229,410
Gross profit	39,463,747	43,506,606	25,614,359
Operating expenses:
Research and development (including share-based compensation expense of $225,092, $181,105 and $254,609 for 2009, 2010 and 2011, respectively)	9,962,814	7,548,064	6,244,057
Selling and marketing (including share-based compensation expense of $198,857, $316,499 and $434,128 for 2009, 2010 and 2011, respectively)	8,857,048	7,062,705	5,422,589
General and administrative (including share-based compensation expense of $1,087,453, $1,132,758 and $1,076,459 for 2009, 2010 and 2011, respectively)	9,138,921	7,473,062	7,660,833
Amortization of acquired intangible assets	415,748
Impairment loss of acquired intangible assets	796,802
Total operating expenses	29,171,333	22,083,831	19,327,479
Income from operations	10,292,414	21,422,775	6,286,880
Other income (expense):
Interest income	1,417,641	303,924	398,167
Interest expense	(349,704)	(448,311)	(736,906)
Foreign exchange gain (loss)	2,334,263	(935,240)	(75,939)
Gain (loss) on valuation of warrant liability	744,597	613,200	145,156
Impairment loss on investment	(548,735)
Gain on valuation of financial instruments	21,365	761,892
Other income (expense), net	492,676	(6,783)	313,688
Other income (expense), net	4,112,103	288,682	44,166
Income before income tax expense (benefit)	14,404,517	21,711,457	6,331,046
Income tax expense (benefit)	935,327	1,274,344	(577,049)
Net income attributable to shareholders	13,469,190	20,437,113	6,908,095
Accretion of series C preference shares			(57,806)
Deemed dividend to induce conversion of series C preference shares into ordinary shares	(9,133,333)
Allocation of net income to participating convertible preference shareholders	(195,902)	(15,771,962)	(5,322,917)
Net income attributable to ordinary shareholders	$ 4,139,955	$ 4,665,151	$ 1,527,372
Ordinary Shares
Net income per share attributable to shareholders:
Net income (loss) per basic shares	$ 0.04	$ 0.28	$ 0.09
Net income (loss) per diluted shares	$ 0.04	$ 0.17	$ 0.08
Shares used to compute net income per share:
Basic Shares used to compute net income (loss) per share	102,556,103	16,908,553	16,710,192
Diluted Shares used to compute net income (loss) per share	109,492,405	27,469,201	19,142,046
Convertible preference shares
Net income per share attributable to shareholders:
Net income (loss) per basic shares	$ 0.04	$ 0.27	$ 0.09
Net income (loss) per diluted shares	$ 0.04	$ 0.27	$ 0.09
Shares used to compute net income per share:
Basic Shares used to compute net income (loss) per share	4,852,941	58,235,289	58,235,289
Diluted Shares used to compute net income (loss) per share	4,866,871	58,594,979	58,325,855

CONSOLIDATED STATEMENTS OF OPERATIONS (Parenthetical) (USD $)	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Cost of Goods Sold
Share-based compensation expense	$ 220,352	$ 114,824	$ 138,426
Cost of Services
Share-based compensation expense	11,436	6,236	8,631
Research and Development Expense
Share-based compensation expense	254,609	181,105	225,092
Selling and Marketing Expense
Share-based compensation expense	434,128	316,499	198,857
General and Administrative Expense
Share-based compensation expense	$ 1,076,459	$ 1,132,758	$ 1,087,453

CONSOLIDATED STATEMENTS OF SHAREHOLDERS' EQUITY/CAPITAL DEFICIENCY AND COMPREHENSIVE INCOME (USD $)	Total	Ordinary Shares	Additional Paid-in Capital	Accumulated Other Comprehensive Income	Accumulated Deficit	Treasury Stock
Beginning Balance at Dec. 31, 2008	$ (49,841,893)	$ 16,710	$ 9,600,226	$ 5,692,732	$ (65,151,561)
Beginning Balance (in shares) at Dec. 31, 2008		16,710,192
Net income	6,908,095				6,908,095
Foreign currency translation adjustments	58,938			58,938
Total comprehensive income	6,967,033
Share-based compensation	1,658,459		1,658,459
Accretion of Series C preference shares to redemption value	(57,806)		(57,806)
Ending Balance at Dec. 31, 2009	(41,274,207)	16,710	11,200,879	5,751,670	(58,243,466)
Beginning Balance (in shares) at Dec. 31, 2009		16,710,192
Net income	20,437,113				20,437,113
Foreign currency translation adjustments	2,507,055			2,507,055
Total comprehensive income	22,944,168
Share-based compensation	1,751,422		1,751,422
Exercise of stock options (in shares)		515,083
Exercise of stock options	131,462	515	130,947
Ending Balance at Dec. 31, 2010	(16,447,155)	17,225	13,083,248	8,258,725	(37,806,353)
Ending Balance (in shares) at Dec. 31, 2010		17,225,275
Net income	13,469,190				13,469,190
Foreign currency translation adjustments	4,309,261			4,309,261
Total comprehensive income	17,778,451
Proceeds from initial public offerings (in shares)		30,159,828
Proceeds from initial public offerings	49,085,090	30,160	49,054,930
Initial public offering expense	(2,862,834)		(2,862,834)
Conversion of preference shares to ordinary shares (in shares)		63,235,289
Conversion of preference shares to ordinary shares	90,569,174	63,235	99,639,272		(9,133,333)
Conversion of warrant to purchase preference shares to warrant to purchase ordinary shares	653,376		653,376
Repurchased shares (in shares)						(1,740,780)
Repurchased shares	(1,496,755)		(1,495,014)			(1,741)
Share-based compensation	1,996,984		1,996,984
Exercise of stock options (in shares)		713,610
Exercise of stock options	172,773	714	172,059
Ending Balance at Dec. 31, 2011	$ 139,449,104	$ 111,334	$ 160,242,021	$ 12,567,986	$ (33,470,496)	$ (1,741)
Ending Balance (in shares) at Dec. 31, 2011		111,334,002				(1,740,780)

CONSOLIDATED STATEMENTS OF CASH FLOWS (USD $)	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$ 13,469,190	$ 20,437,113	$ 6,908,095
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	5,802,229	3,880,859	3,572,323
Impairment loss of acquired intangible assets	796,802
Loss (gain) on disposal of property, plant and equipment	(172,806)	1,344	(104,307)
Impairment loss on investment	548,735
Provisions for (reversal of) allowance for doubtful accounts and sales discounts	(29,233)	13,743	442,837
Provisions for warranty reserves	733,966	445,251	522,813
Inventory write down	2,855,816	2,044,215	2,185,349
Deferred income tax	(88,952)	147,355	606,562
Gain on valuation of warrant liability	(744,597)	(613,200)	(145,156)
Gain on valuation of financial instruments	(21,365)	(761,892)
Change in operating assets and liabilities:
Accounts receivable	(5,226,652)	(1,066,557)	(9,212,491)
Inventories	(5,915,026)	(10,573,282)	1,942,253
Excess value-added tax paid	345,522	(1,460,870)	214,235
Prepaid expenses and other current assets	(2,271,949)	(508,175)	(981,382)
Accounts payable	(1,931,025)	2,257,954	5,579,568
Notes payable	5,519,258	5,051,643	6,635,300
Accrued expenses	(1,369,401)	229,281	(409,415)
Withholding tax liability	38,446	25,979	(7,833)
Other current liabilities	(987,824)	529,508	(838,703)
Deferred rent	(15,064)	(60,396)	(74,414)
Net cash provided by operating activities	13,333,054	21,771,295	18,494,093
CASH FLOWS FROM INVESTING ACTIVITIES
Decrease (increase) in restricted cash	(1,025,201)	187,078	(467,057)
Acquisitions of property, plant and equipment	(28,280,667)	(13,950,307)	(3,048,675)
Acquisition of land use right		(101,053)
Proceeds from disposal of property, plant and equipment	434,837	13,748	137,746
Increase in other assets	(943,553)	(12,072)	(141,387)
Receivable due from ZiZhu	(3,921,475)
Acquisition of Aura Micro	(4,582,068)
Net cash used in investing activities	(38,318,127)	(13,862,606)	(3,519,373)
CASH FLOWS FROM FINANCING ACTIVITIES
Payments for offering expenses	(2,404,539)	(458,295)
Proceeds received from initial public offerings	49,085,090
Proceeds from short-term bank loans	8,300,000	12,016,612	8,577,860
Repayments for short-term bank loans	(12,039,833)	(8,554,838)	(12,157,659)
Exercise of stock options	172,773	131,462
Principal paid under capital lease	(64,517)	(43,746)
Proceeds from performance obligation	618,112
Repurchase of treasury stock	(1,496,755)
Net cash provided by (used in) financing activities	42,170,331	3,091,195	(3,579,799)
NET INCREASE IN CASH AND CASH EQUIVALENTS	17,185,258	10,999,884	11,394,921
EFFECTS OF EXCHANGE RATE CHANGES	2,234,521	1,511,642	36,360
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	44,716,943	32,205,417	20,774,136
CASH AND CASH EQUIVALENTS, END OF YEAR	64,136,722	44,716,943	32,205,417
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Income taxes paid	1,040,972	958,303	14,667
Interest paid	354,133	443,144	766,030
SUPPLEMENTAL DISCLOSURE OF NONCASH INVESTING AND FINANCING ACTIVITIES:
Increase (decrease) in payable for purchase of property, plant and equipment	9,912,763	(404,198)	(577,427)
Increase (decrease) in obligation under capital lease			366,129
Decrease in land use right			1,652,945
Increase (decrease) in performance obligation			1,727,291
TRANSACTION AFFECTING BOTH CASH AND NON-CASH ITEMS
Total charge of offering expenses	2,862,834
Increase (decrease) in deferred offering expenses	(1,956,571)	1,956,571
Decrease (increase) in accrued offering expenses	1,498,276	(1,498,276)
Cash paid for offering expenses	2,404,539	458,295
Employee
Adjustments to reconcile net income to net cash provided by operating activities:
Share-based compensation expense	1,943,544	1,647,883	1,651,707
Non Employee
Adjustments to reconcile net income to net cash provided by operating activities:
Share-based compensation expense	$ 53,440	$ 103,539	$ 6,752

ORGANIZATION AND PRINCIPAL ACTIVITIES	12 Months Ended
Dec. 31, 2011
ORGANIZATION AND PRINCIPAL ACTIVITIES

1. ORGANIZATION AND PRINCIPAL ACTIVITIES

BCD Semiconductor Manufacturing Limited (“BCD”) was incorporated in September 2000 and reincorporated in the Cayman Islands in April 2004. BCD and its subsidiaries (collectively, the “Company”) specialize in the design, manufacture and sale of a broad range of power management semiconductors. Manufacturing, research and development activities as well as portion of selling and marketing activities are primarily performed by the subsidiaries located in the People’s Republic of China (“PRC”). Subsidiaries located in Taiwan, Hong Kong and the United States of America and an office in South Korea primarily perform selling, marketing activities and logistics services.

Prior to 2009, BCD had established two subsidiaries in PRC: Shanghai SIM-BCD Semiconductor Manufacturing Co., Ltd. (“SIM-BCD”) and BCD (Shanghai) Semiconductor Manufacturing Limited (“BCD Shanghai”). SIM-BCD is the primary manufacturing subsidiary that conducts technology development and process engineering activities. BCD Shanghai is located in ZiZhu Science-based Industrial Park in Shanghai (“ZiZhu Science Park”) and has had no operation since its inception in 2005.

In November 2009, the Company established BCD Shanghai Micro-Electronics Limited (“BCD (Shanghai) ME”) in order to effect changes in agreements with government entities including the ZiZhu Science Park. In August 2010, the Company filed documents with the relevant PRC authorities to dissolve BCD Shanghai; the dissolution of BCD Shanghai is near completion, pending approval by the State Administration of Foreign Exchange. (See Note 15)

In June 2011, the Company acquired 100% of Auramicro Corporation for approximately $4.9 million in cash. (See Note 4)

SIGNIFICANT ACCOUNTING POLICIES	12 Months Ended
Dec. 31, 2011
SIGNIFICANT ACCOUNTING POLICIES

2. SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The consolidated financial statements include the accounts of BCD and its wholly owned subsidiaries. All significant intercompany accounts and transactions have been eliminated. The consolidated financial statements of the Company are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Significant accounting estimates reflected in the Company’s financial statements include the allowances for doubtful accounts and sales discounts; valuation of inventories; valuation of derivative instruments; useful lives and commencement of productive use of property, plant and equipment, impairment of investments, goodwill and long-lived assets; valuation allowance for deferred tax assets; accruals for product warranty costs; valuation of warrant liability and share-based compensation expense.

Risks, Uncertainties and Concentrations of Credit Risk

The Company participates in the high technology industry and believes that changes in any of the following areas could have a material adverse effect on the Company’s future financial position, results of operations, or cash flows: the Company’s ability to expand its market share with leading original design manufacturers (ODMs) and original equipment manufacturers (OEMs) as customers, its average selling prices and its sales volumes, costs or product developments, its plans regarding the construction of its second fab, its manufacturing results and the economic political and social conditions in China.

Financial instruments that potentially expose the Company to concentrations of credit risk consist primarily of cash and cash equivalents, restricted cash, accounts receivable and derivatives held for trading. Derivatives with positive fair values at the balance sheet date are evaluated for credit risk. The Company places its cash with financial institutions with high-credit ratings and quality. The counter-parties to the derivatives are reputable financial institutions and business organization. Management does not expect the Company’s exposure to default by those parties to be material. The Company conducts credit evaluations of customers and requires collateral or other security from its distributors. The Company establishes an allowance for doubtful accounts based upon the aging of the receivables, historical collection data and internal assessments of credit quality.

Cash and Cash equivalents

Cash and cash equivalents consist of cash on hand and deposits in banks which are unrestricted as to withdrawal or use.

Inventories

Inventories are stated at the lower of cost or market value. Cost comprises direct materials, labor and where applicable, indirect labor costs and overhead that have been incurred in bringing the inventories to their present location and condition. Cost is calculated on a weighted average basis. The Company periodically assesses the values of inventories and, when appropriate, writes down the values of inventories through charges to cost of revenue. The assessments are generally based on a comparison of inventory quantities on hand at period end and inventory quantities by shipment forecast of next six months multiplying the seasonality factor, determined by product line. Progressive rates from 50% to 100% are applied to slow-moving inventories based on aging of the items and shipments made over the lastest six months. In addition, the qualitative factors, such as whether the product is a new product should be considered when appropriate and the values of inventories aged over two years are fully written down.

Excess Value-added Tax Paid

Pursuant to the PRC Provisional Regulation on the Value Added Tax, or VAT, and its implementation rules, any entity engaged in the sale of goods, the provision of specified services and the importation of goods in PRC is generally required to pay VAT at the rate of 17.0% of the gross sales proceeds, less any creditable VAT already paid or borne by such entity or individual. In addition, producers or trading companies who export their products are generally exempted from VAT and are refunded monthly a certain percentage of the VAT they have paid to their suppliers with regard to the exported products. As of December 31, 2010 and 2011, the excess value-added tax paid by the PRC subsidiaries amounted to $2,605,883, and $2,300,153 respectively, of which $1,605,796 and $706,435 were refunded in January 2011 and 2012, respectively.

Pursuant to the Republic of China (“ ROC”) Value Added and Non Value Added Business Tax Act, and its implementation rules, any entity engaged in the sale of goods or services and the import of goods within the territory of the ROC is generally required to pay Value-added business tax at the rate of 5.0% of the gross sales proceeds, less any creditable Value-added business tax already paid or borne by such entity or individual. As of December 31, 2010 and 2011, the excess value-add business tax receivable by the ROC subsidiaries amounted to $0 and $114,213, respectively.

Derivative Instruments

A substantial majority of the Company’s revenue is denominated in U.S. dollars, while the manufacturing and operating costs are incurred in RMB. Therefore, changes in the currency exchange rate between U.S. dollars and RMB could have an impact on the Company’s results of operations and cash flows. Since 2010, the Company has been using forward contracts as a tool to mitigate the adverse impact on its financial statements caused by fluctuations on the exchange rate (Note 18). The Company did not enter into foreign currency derivative contracts for any purpose other than risk management.

The Company adopted Accounting Standards Codification (“ASC”) Topic 815, “Derivatives and Hedging,” to account for the derivative instruments. In accordance with ASC Topic 815, a derivative that does not meet the criteria for hedge accounting is classified as a financial asset or a financial liability held for trading. The Company did not designate the forward contracts to be accounted for under hedge accounting. At each reporting period end, the Company evaluates the fair value of derivatives outstanding. If the fair value of the derivative is positive, the derivative is recognized as a financial asset under other current assets; otherwise, the derivative is recognized as a financial liability under other current liabilities. Changes in the fair value are recognized as gain/(loss) on valuation of financial instruments on the consolidated statements of operations.

Property, Plant and Equipment

Property, plant and equipment are carried at cost less accumulated depreciation. Certain external costs directly related to the construction of such properties including professional fees, duties and tariffs, equipment installation and shipping costs as well as borrowing costs for qualifying assets are capitalized in accordance with the Company’s accounting policy.

Depreciation commences when the assets are put into service. Property, plant and equipment are depreciated on a straight-line basis over the following estimated useful lives:

Building	40 years
Manufacturing equipment	3 or 5 years
Electronic equipment	5 years
Software	5 years
Furniture and office equipment	3 to 5 years
Transportation equipment	5 years

Leasehold improvements are depreciated over their useful lives (usually 5 years) or lease term, whichever is shorter.

Goodwill and Acquired Intangible Assets

The Company accounts for goodwill and intangible assets in accordance with ASC Topic 350 “Goodwill and Other Intangible Assets”. Goodwill and intangible assets with indefinite lives are not amortized, but are instead reviewed for impairment annually (or more frequently if impairment indicators arise). The intangible assets with definite lives acquired through business acquisition are amortized from 5 months to 5 years.

Land Use Right

Land use right is recorded at cost less accumulated amortization. Amortization is provided on a straight-line basis over the term of the land use right, which is 50 years.

Impairment of Long-lived Assets and Goodwill

The Company reviews the carrying amount of its long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may no longer be recoverable. Events the Company considers important which could trigger an impairment review include, but are not limited to, the following: (i) significant under performance relative to historical or projected future operating results; (ii) significant changes in the manner of the Company’s use of the acquired assets or the Company’s overall business strategy; and (iii) significant unfavorable industry or economic trends. When those events occur, the Company determines impairment by comparing the carrying amount of the long-lived assets to the estimated undiscounted future cash flows expected to result from the use of the assets and their eventual disposition. If the sum of the expected undiscounted cash flows is less than the carrying amount of the assets, the Company would recognize an impairment loss based on the excess of the carrying amount of the assets over their fair value based on the present value of estimated future cash flows. Based on the impairment test performed, the Company determined the acquired intangible assets were impaired and recorded an impairment loss of $796,802 (See Note 10).

The Company completes a two-step goodwill impairment test on an annual basis. The first step compares the fair value of each reporting unit to its carrying amount, including goodwill. If the fair value of each reporting unit exceeds its carrying amount, goodwill is not considered to be impaired and the second step will not be required. If the carrying amount of a reporting unit exceeds its fair value, the second step compares the implied fair value of goodwill to the carrying value of a reporting unit’s goodwill. The fair value of each reporting unit is estimated using the expected present value of future cash flows. The implied fair value of goodwill is determined in a manner similar to accounting for a business combination with the allocation of the assessed fair value determined in the first step to the assets and liabilities of the reporting unit. The excess of the fair value of the reporting unit over the amounts assigned to the assets and liabilities is the implied fair value of goodwill. An impairment loss is recognized for any excess in the carrying value of goodwill over the implied fair value of goodwill. Based on the step one test performed, the fair value of each reporting unit is greater than its carrying amount, and therefore, step two was not required. (See Note 10)

The application of the impairment test requires judgment, including the identification of reporting units, assignments of assets and liabilities to reporting units and the determination of the fair value of each reporting unit. Further, the impairment test involves the use of accounting estimates and assumptions related to future operating results. Consistent with the requirements of ASC Topic 350, the fair values of reporting units are generally based on discounted cash flow projections that are believed to be reasonable under current and forecasted circumstances, the results of which form the basis for making judgments about carrying values of the reported net assets of the reporting units.

Investment in Equity Securities

Investments in equity securities of entities which do not have a readily determinable market value and in which the Company does not have significant influence are accounted for by the cost method. The Company evaluates significant influence by evaluating whether it has the power through its ownership interest, the number of board seats, other management authority they are entitled to and other abilities they have to significantly influence the financial and operating policy decisions of the investee. Under the cost method, the Company records an investment in the equity securities of an investee at cost, and recognizes income when dividends received are distributed from net accumulated earnings of the investee since the date of acquisition by the investor. The net accumulated earnings of an investee subsequent to the date of investment are recognized by the Company only to the extent distributed by the investee as dividends. Dividends received in excess of earnings subsequent to the date of investment are considered a return of investment and are recorded as reductions of cost of the investment. A series of operating losses of an investee or other factors may indicate that a decrease in value of the investment has occurred which is other than temporary and should accordingly be recognized.

The Company adopted the provisions of ASC Topic 320, “Investments—Debts and Equity Securities” and used the guidelines therein to determine whether the impairment of its investment in equity securities accounted under the cost method is temporary or other-than temporary. The Company evaluates whether an event or change in circumstances has occurred in that period that may have a significant adverse effect on the fair value of the investment (an "impairment indicator"). If an impairment indicator is present, it may indicate that a decrease in value of the investment has occurred. In determining whether the decline in value of the investments was other-than-temporary, the Company considers several factors including, but not limited to, its intention and ability to hold the investment, the financial condition and near-term prospects of the investee, severity of impairment, duration of impairment and forecasted recovery of investment. The evaluation for other-than-temporary impairments is a quantitative and qualitative process, which is subject to various risks and uncertainties. The risks and uncertainties include changes in the economic climate, strategy of the company and management of the investee. Once an indicator for other than temporary impairment exists, the Company determines the fair value of the non-marketable equity investments using the market approach. The market approach includes the use of financial metrics and ratios of comparable public companies. The selection of comparable companies requires management judgment and is based on a number of factors, including but not limited to, comparable companies’ sizes, growth rates, industries and other relevant factors. The Company recognized an impairment loss of $548,735 in its equity investment for the year ended December 31, 2011.

Warrant Liability Valuation

The Company adopted ASC Topic 480, “Distinguishing Liabilities from Equity,” and all outstanding warrants that were issued to purchase Series C preference shares were reclassified as a liability and remeasured at fair value. Subsequent changes in fair value of warrant liability were then charged to income. The fair value of the warrant liability is estimated using the Black-Scholes option pricing model, which takes into account the following factors: (i) the exercise price of the warrant, (ii) the estimated fair value of the underlying preference shares, (iii) the expected life of the warrants, (iv) the expected volatility, (v) the risk-free interest rate during the expected life of the warrants and (vi) the expected dividend yield of the underlying preference shares. These assumptions are inherently uncertain and highly subjective. The value of the warrant liability decreased by $145,156 and $613,200 and $744,597 for the years ended December 31, 2009, 2010 and 2011, respectively. In February 2011, the Company remeasured the fair value of warrant liability and reclassified it to additional-paid-in-capital as the Series C warrants were converted into warrants to purchase ordinary shares in connection with its initial public offering.

Leases

The Company categorizes leases at their inception as either operating or capital leases. Leases which transfer substantially all benefits and risks incidental to ownership of assets are accounted for as acquisitions of assets and incurrence of obligation at the inception of the lease. Obligations under capital leases are reduced by rental payments net of imputed interest. On certain lease agreements, the Company may receive rent holidays and other incentives. Lease costs are recognized on a straight-line basis without regard to deferred payment terms, such as rent holidays that defer the commencement date of required payments. Additionally, incentives the Company receives are treated as a reduction of its costs over the term of the agreement.

Acquisitions

The Company follows the guidance in ASC Topic 805 “Business Combinations” for its acquisition transactions. Following that guidance , the consideration transferred in a business combination is measured at fair value, which is calculated as the sum of the acquisition-date fair values of the assets transferred by the acquirer, liabilities assumed by the acquirer, and equity instruments issued by acquirer. The costs directly attributable to the acquisition are expensed as incurred. Identifiable assets, liabilities and contingent liabilities acquired or assumed are measured separately at their fair value as of the acquisition date, irrespective of the extent of any noncontrolling interests. The excess of the (i) the total of cost of acquisition, fair value of the noncontrolling interests and acquisition date fair value of any previously held equity interest in the acquiree over (ii) the fair value of the identifiable net assets of the acquiree is recorded as goodwill. If the cost of acquisition is less than the fair value of the net assets of the subsidiary acquired, the difference is recognized directly in the statements of operations.

The determination and allocation of fair values to the identifiable assets acquired and liabilities assumed is based on various assumptions and valuation methodologies requiring considerable management judgment. The most significant variables in these valuations are discount rates, terminal values, the number of years on which to base the cash flow projections, as well as the assumptions and estimates used to determine the cash inflows and outflows. Management determines discount rates to be used based on the risk inherent in the related activity’s current business model and industry comparisons. Terminal values are based on the expected life of products and forecasted life cycle and forecasted cash flows over that period. Determining the useful life of an intangible asset also requires judgment, as different types of intangible assets will have different useful lives.

Repurchase of ordinary shares

The Company accounts for the repurchased ordinary shares using par-value method as it intends to retire the repurchased shares. The cost of the repurchased shares is deducted from additional paid-in capital account, and the shares are treated as if they were retired. If the Company pays more than the original issuance price for the shares, the excess cost is charged to accumulated deficit.

Revenue Recognition

The Company recognizes revenue, net of value-added tax, when persuasive evidence of an arrangement exists, delivery has occurred, the price is fixed or determinable and collectability is reasonably assured. Revenue from the sale of products is recognized upon shipment (when title and risk passes) to customers, net of accruals for estimated sales returns and allowances. The Company recognizes revenue from the analog foundry service contracts upon completion of the services performed and the shipment of the underlying wafers or ICs manufactured under the contracts.

The majority of the Company’s sales are made through distribution arrangements with third parties. The Company recognizes revenue upon shipment to the majority of those third party distributors under these distribution arrangements. The Company’s arrangements with its distributors do not include price protection provisions. The majority of the Company’s distribution agreements include non-exclusive rights to sell and the agreement to use best efforts to promote and develop a market for the Company’s products in certain regions of the world. The agreements are subject to termination by either party with up to three-month’s notice.

Revenue for the sales made to third party distributors may not be recognized if the Company observes any of the conditions listed below which may indicate that collection is not reasonably assured: (i) shipments to distributors when inventory at a distributor is in excess of three months of supply based on Company’s last three months average shipments to that distributor after taking into account the projected business seasonality. The business seasonality factor was calculated by dividing estimated shipment of next three months by shipments of latest three months; (ii) shipments to any distributor for which 10% of its accounts receivable balance is greater than 120 days old; (iii) shipments to any distributor on non-standard sales terms, e.g., extended payments terms, additional rights of returns or allowances, or inventory consignments; (iv) shipments to any new distributor, if such distributor has been qualified as medium or high credit risk; or (v) other indications that may suggest the collection of receivable is not reasonably assured. Beyond the aforementioned quantitative factors, management also considers qualitative factors to assess collectability, including but not limited to: credit history of distributors, collateral provided by distributors and current and projected business volumes to determine whether the revenue related to distributors should be recognized upon shipment. Accordingly, revenue of $668,706 and $1,258,312 was not recognized upon shipment as of December 31, 2010 and 2011, respectively. In these cases, revenue is recognized when the revenue recognition criteria are met. Consistent with the recognition of revenue, the related inventory is not relieved at time of shipment.

The Company offers sales incentives to distributors based on the monetary value of sales made to them. Sales discounts are granted to distributors who meet the pre-determined sales targets. Such incentives are accrued for at the time of sales and recorded as a reduction of the related revenue.

The Company provides a warranty for manufacturing defects in its products for a period of two years from the date of manufacture. The Company provides a warranty accrual that is calculated based on historical experience.

Shipping and Handling Costs

Costs of shipping and handling for delivery of the Company’s products that are reimbursed by customers are recorded as revenue in the statements of operations. Shipping and handling costs are charged to cost of revenue as incurred.

Research and Development

Research and development costs consist of expenditures incurred during the course of planned research and investigation aimed at the discovery of new knowledge that will be useful in developing new products or processes, or at significantly enhancing existing products or production processes as well as expenditures incurred for the design and testing of product alternatives or construction of prototypes. All expenditures related to research and development activities of the Company are charged to operating expenses when incurred.

Foreign Currency Transactions and Translation

The reporting currency of the Company is the U.S. dollar. Foreign currency transactions are recorded in U.S. dollars at the current exchange rate in effect when the transactions occur. Exchange gains or losses derived from foreign currency transactions or monetary assets and liabilities denominated in a foreign currency are recognized in current operations. At the balance sheet date, assets and liabilities denominated in foreign currencies are revalued at prevailing exchange rates with the resulting gains or losses recognized in current operations.

The functional currencies of the Company’s subsidiaries are their respective local currencies. Assets and liabilities are translated at the exchange rates at the balance sheet date, equity accounts are translated at historical exchange rates and revenue, expenses, gains and losses are translated using average rates for the year. Translation adjustments are reported as cumulative translation adjustments and are shown as a separate component of other comprehensive income in the statements of shareholders’ equity/capital deficiency and comprehensive income.

Deferred Offering Expenses

In accordance with ASC Topic 340, “Other Assets and Deferred Costs,” offering expenses related to legal, underwriting and accounting fees incurred in connection with the Company’s proposed IPO were deferred and subsequently charged against the gross proceeds of the offering upon the receipt of the capital raised. The Company incurred IPO related expenses amounting to $1,956,571 and $906,263 in 2010 and 2011, respectively. In February 2011, the Company completed its IPO; the deferred expenses were then charged against the gross proceeds. (Note 23)

Income Taxes

The Company accounts for income taxes under the asset and liability method, whereby deferred tax assets and liabilities are determined based on the differences between the financial statement and tax basis of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to affect taxable income. Valuation allowances are established when necessary to reduce deferred tax assets to the amounts expected to be realized. Current income taxes are provided for in accordance with the laws of the relevant taxing authorities.

The impact of an uncertain income tax position on the income tax return is recognized at the largest amount that is more-likely-than-not to be sustained upon examination by the relevant tax authority. An uncertain income tax position will not be recognized if it has less than a 50% likelihood of being sustained. Interest and penalties on income taxes will be classified as a component of the provision for income taxes. The Company did not identify significant unrecognized tax benefits for the years ended December 31, 2009, 2010 and 2011. The Company did not incur any interest or penalties related to potential underpaid income tax expenses.

Accounting for Share-based Compensation

The Company adopted the provisions of ASC 718 “Stock Compensation” and ASC 505-50 “Equity Based Payments to Non-Employees” for the share options granted. For options granted to the employees, the Company records share-based compensation expense based on the fair value of the award as of the date of grant and amortize the expenses over the vesting periods of the options. For options granted to the consultants, the Company records share-based compensation expenses based on the fair value of the award of the earlier of the performance commitment date or the date service is completed. The Company currently uses the Black-Scholes option-pricing model to estimate the fair value of its share-based payments. The Black-Scholes option-pricing model is based on a number of assumptions, including historical volatility, expected life, risk-free interest rate and expected dividends.

Comprehensive Income (Loss)

Comprehensive income (loss) includes all changes in equity during a period except for those resulting from investments by owners and distributions to owners. Comprehensive income (loss) is reported in the statements of shareholders’ equity/capital deficiency and comprehensive income.

Fair Value Measurements

The Company adopted the provisions of ASC Topic 820, “Fair Value Measurements and Disclosures.” This guidance defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles in the United States of America, and requires that assets and liabilities carried at fair value be classified and disclosed in one of the three categories, as follows:

Level 1:	Quoted market prices in active markets for identical assets and liabilities;
Level 2:	Inputs other than Level 1 that are observable, either directly or indirectly, such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities;
Level 3:	Unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities.

In January 2010, the FASB issued an accounting update that amended guidance and clarified the disclosure requirements about fair market value measurement. These amended standards require new disclosures for significant transfers of assets or liabilities between Level 1 and Level 2 in the fair value hierarchy; separate disclosures for purchases, sales, issuance and settlements of Level 3 fair value items on a gross, rather than net basis; and more robust disclosure of the valuation techniques and inputs used to measure Level 2 and Level 3 assets and liabilities. Except for the detailed disclosures of changes in Level 3 items, which are effective for the Company as of January 1, 2011, the remaining new disclosure requirements were effective for the Company as of January 1, 2010. The Company has included these new disclosures, as applicable, in Notes 17 and 18.

The carrying value of cash and cash equivalents, restricted time deposits, accounts receivable, short-term bank loan and notes and account payables approximates the fair value due to their short-term maturities. For recognition purposes, the Company measures its warrant liability and forward contracts at fair value on a recurring basis. See Notes 17 and 18 for further details on fair value measurements.

Recent Accounting Pronouncements

In May 2011, the FASB issued the Accounting Standards Update (“ASU”) No. 2011-04. This update provides amendments to ASC Topic 820, “. Fair Value Measurements and Disclosures,” that will provide more robust disclosures about: 1) for Level 3 measurements, the valuation processes used and the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs; 2) a reporting entity’s use of a nonfinancial asset in a way that differs from the asset’s highest and best use when that asset is measured at fair value in the statement of financial position or when its fair value is disclosed on the basis of its highest and best use; and 3) the categorization by level of the fair value hierarchy for items that are not measured at fair value in the statement of financial position but for which the fair value is required to be disclosed (for example, a financial instrument that is measured at amortized cost in the statement of financial position but for which fair value is disclosed in accordance with ASC Topic 825, Financial Instruments). The amendment is effective for interim and annual periods beginning after December 15, 2011. Early adoption is not permitted. The Company is currently assessing the impact of the amendment on its consolidated financial statements.

In June 2011, the FASB issued ASU No. 2011-05. This update provides amendments to ASC Topic 220, “Presentation of Comprehensive Income”, and the guidance requires an entity to present the components of other comprehensive income either in a single continuous statement of comprehensive income or in two separate but consecutive statements. The currently available option to disclose the components of other comprehensive income within the statement of shareholders’ equity will no longer be available. The amendment is effective for interim and annual periods beginning after December 15, 2011. The adoption of the standard will have no impact on our financial position or results of operations, but will result in a change in the presentation of the Company’s consolidated financial statements in 2012.

In September 2011, the FASB issued ASU No. 2011-08. This update amends ASC Topic 350, “Intangibles – Goodwill and Other,” by permitting entities to first perform a qualitative assessment to determine whether it is more likely than not (a likelihood of more than 50 percent) that the fair value of a reporting unit is less than its carrying amount. Based on the results of the qualitative assessment, if the entity determines that it is more likely than not that the fair value of a reporting unit is less than its carrying amount, it would then perform the first step of the goodwill impairment test; otherwise, no further impairment test would be required. The amendment is effective for interim and annual periods beginning after December 15, 2011. The company is evaluating the impact of this update.

NET INCOME PER SHARE	12 Months Ended
Dec. 31, 2011
NET INCOME PER SHARE

3. NET INCOME PER SHARE

Basic and diluted net income per share is computed using the weighted-average number of ordinary shares outstanding during the year. When calculating net income per share, the two class method has been used, and net income has been allocated on a pro rata basis to the ordinary and convertible preference shares to the extent that each class may share income for the period. In years with profits from continuing operations, potential ordinary shares, including options and warrants computed using the treasury stock method, will only have a dilutive effect when the average fair value of ordinary shares during the period exceeds the exercise price of those instruments. For the potential ordinary shares issuable upon conversion of convertible preference shares computed under the if-converted method, they would be excluded from the computation of net income per share if the inclusion will result in antidilutive effect.

The following table sets forth the computation of basic and diluted net income per share attributable to ordinary shareholders.

	$$000,00	$$000,00	$$000,00
	Years Ended December 31
	2009	2010	2011
Numerator:
Net income	$6,908,095	$20,437,113	$13,469,190
Accretion of Series C Preference Shares	(57,806)	—	—
Deemed dividend to induce conversion of Series C preference shares into ordinary shares	—	—	(9,133,333)
Income attributable to convertible preference shareholders	(5,322,917)	(15,771,962)	(195,902)

Net income attributable to ordinary shareholders	$1,527,372	$4,665,151	$4,139,955

	$000,00000	$000,00000	$000,00000
	Years Ended December 31
	2009	2010	2011
Denominator:
Weighted-average ordinary shares outstanding—Basic	16,710,192	16,908,553	102,556,103
Diluted shares
Options to purchase ordinary shares	2,431,854	10,533,505	6,928,793
Warrants to purchase ordinary shares	—	27,143	7,509

Weighted-average outstanding shares—Diluted	19,142,046	27,469,201	109,492,405

Basic net income per share:
Net incomeattributable to ordinary shareholders	$0.09	$0.28	$0.04

Diluted net income per share:
Net income attributable to ordinary shareholders	$0.08	$0.17	$0.04

After deducting accretion of Series C preference shares, deemed dividend to induce conversion of Series C preference shares into ordinary shares and income attributable to convertible preference shareholders from income to determine net income attributable to ordinary shareholders, the following warrants, options and preference shares that could allow the holders to purchase or convert to potential ordinary shares were excluded from the computation of diluted net income per ordinary share as the effects of purchasing or converting those potential ordinary shares and increasing the income attributable to ordinary shareholders following such purchases and conversions would not have been dilutive under the if-converted method:

	Years Ended December 31
	2009	2010	2011
Number of warrants to purchase ordinary shares	202,500	—	—
Number of warrants to purchase Series C preference shares	1,600,000	1,600,000	1,600,000
Series A preference shares	27,660,000	27,660,000	27,660,000
Series B preference shares	10,575,289	10,575,289	10,575,289
Series C preference shares	20,000,000	20,000,000	20,000,000

On February 2, 2011, the Company closed its initial public offering on the Nasdaq Global Select Market under the symbol “BCDS”. The Company offered a total of 6,000,000 American Depositary Shares (hereafter, referred to as ADSs) representing 36,000,000 ordinary shares. On the basis of the one for six conversion rate of ADS and company’s ordinary shares, the basic and diluted earnings per ADS for 2011 were $0.24 and $0.23 respectively.

The Company applies the two-class method in accordance with the provisions of ASC Topic 260, “Earnings Per Share,” which established standards regarding the computation of earnings per share by companies with participating securities or multiple classes of ordinary shares. The Company’s Series A through C convertible redeemable preference shares were participating securities due to their participation rights in accordance with the Company’s Articles of Association. (Note 20)

Further, the following table sets forth the computation of basic and diluted net income per share attributable to participating securities holders:

	Years Ended December 31
	2009	2010	2011
Numerator:
Income attributable to convertible preference shareholders	$5,322,917	$15,771,962	$195,902

Denominator:
Weighted-average convertible preference shares outstanding—Series A through C – basic	58,235,289	58,235,289	4,852,941
Diluted shares
Warrants to purchase Series C preference shares	90,566	359,690	13,930

Weighted-average convertible preference shares outstanding – diluted	58,325,855	58,594,979	4,866,871

Basic net income per share:
Net income attributable to convertible preference shareholders	$0.09	$0.27	$0.04

Diluted net income per share:
Net income attributable to convertible preference shareholders	$0.09	$0.27	$0.04

As of December 31, 2011, the following ordinary shares, warrants and options that could allow the holders to purchase potential ordinary shares were outstanding:

Ordinary shares	109,593,222
Number of warrants to purchase ordinary shares	2,202,501
Number of options to purchase ordinary shares, vested or expected to vest	17,203,054

128,998,777

ACQUISITION	12 Months Ended
Dec. 31, 2011
ACQUISITION

4. ACQUISITION

On June 1, 2011, the Company completed its acquisition of Auramicro Corporation (“Auramicro”) which became a 100% owned subsidiary of the Company since then. Auramicro designs analog and mixed signal products including power management ICs, LED drivers, and touch screen controllers for LCD panels for targeted markets in data communication, set-top box, LCD monitor, LCD TV, mobile, and LED lighting applications. It has offices in Taipei, Taiwan and in Shenzhen, China. The office in Shenzhen, China was closed in the fourth quarter of 2011. In addition, the Company began to dissolve Auramicro Corporation in April 2012 as all its business and personnel were transferred to the Company’s other subsidiaries. The acquisition was expected to expand the Company's rapidly growing DC/DC product portfolio with solutions that can leverage the Company's new fab manufacturing process currently under development. The Company acquired Auramicro for a total of approximately $5.6 million in cash. Of the $5.6 million, approximately $4.9 million was paid on June 1, 2011, including $2 million to the selling shareholders, $2 million to discharge a bridge loan owed by Auramicro and $0.9 million into an escrow account. The $0.9 million into the escrow account comprised of $0.35 million in contingent performance-based earn-out payment to the selling shareholders, which is payable on the first anniversary of the acquisition and $0.55 million in indemnification hold-back, subject to release on the first anniversary of the acquisition. The remaining balance of $0.7 million was earmarked for employee retention purposes, payable at the first and second anniversaries of the acquisition. As the employee retention component of the consideration was intended to benefit the Company but not the selling shareholders, the Company excluded it from the determination of the purchase price based on ASC Topic 805 “Business Combinations”. The Company accordingly recognized an expense of approximately $0.2 million in connection with employee retention for the year ended December 31, 2011, and recorded it as general & administrative expense in the consolidated statement of operations.

The purchase price as so determined and further valuated comprised the following:

Cash paid for assumption of bridge loan and Share sale proceeds minus hold-backs	$4,005,051
Cash paid for indemnification and earn out hold-back	903,657

Total actual payment	4,908,708
Fair value adjustment for contingent consideration ( recorded as other receivable)	(60,632)

Total consideration	$4,848,076

The consideration for the purchase price was allocated as follows:
Fair value of net tangible assets
Cash	$326,640
Restricted cash	266,787
Accounts receivable	443,238
Excess value-added tax receivable	154,005
Prepaid expense and other current assets	43,201
Inventory	716,458
Property, plant, and equipment	116,474
Accounts payable	(575,190)
Accrued Expense	(44,052)
Other current liability	(285,951)

Fair value of net tangible assets	1,161,610
Intangible assets:
Completed technology	2,441,992
Order backlog	138,746
In Process Research & Development (“IPR&D”) acquired	806,826
Goodwill	298,902

Total	$4,848,076

The Auramicro acquisition was accounted for using the purchase method of accounting with the assets acquired and liability assumed recorded at their estimated fair values on the acquisition date. The goodwill arising on the acquisition is attributable to future income from new customer contracts, synergy of combined operations, the acquired workforce and future technology that has yet to be designed or even conceived. It is not anticipated that the goodwill will be deductible for income tax purposes. The gross value of tangible assets acquired includes receivables with fair value of $0.4 million which equaled to its gross contractual value. The best estimate at the acquisition date of the contractual cash flows not to be collected was nil. The results of Auramicro’s post-acquisition operation were included in the Company’s consolidated statement of operations. For the period from the date of acquisition (June 1, 2011) to the balance sheet date (December 31, 2011), Auramicro contributed $2.5 million to the total consolidated revenue with gross margin at 38%. Because the R&D activities and administration works were reorganized and shared with other subsidiaries of the Company, the amount involved is fairly small. In connection with the acquisition, the Company spent approximately $75,000 for legal, accounting and valuation services, which was recorded as general and administrative expenses in the statement of operations for the year ended December 31, 2011. The net operating loss incurred by Auramicro for the post-acquisition period amounted to $1.0 million, including the impairment loss on acquired intangibles of $0.8 million (see Note 10).

The purchase price allocation and related net asset valuation were determined based on a number of factors, including valuations that considered and utilized generally accepted valuation methodologies such as the income, market and cost approach. The valuations were based on the Company’s assumptions regarding projected cash flows and replacement costs.

The fair values of the completed technology, order backlog and IPR&D were established using a form of income approach known as excess earnings method. In applying this method, future debt-free net income attributable to the intangible assets acquired and a fair rate of return on contributory assets necessary to realize the projected earnings attributable to the intangible assets acquired, were first estimated. Then the estimated fair rate of return on contributory assets necessary to realize the projected earnings attributable to the intangible assets acquired was subtracted from the estimated future debt-free net income attributable to the intangible assets acquired. After that, the resulting excess earnings was discounted to present value based on an analysis of the market data of comparable listed companies and the risk profile of the subject intangible asset and the business taken as a whole.

The estimated debt-free excess earnings discounted to present value plus the tax benefit of amortization provide what is identified as level 3 fair value of the completed technology, order backlog and IPR&D according to ASC Topic 820 “Fair Value Measurements and Disclosures”. The above-mentioned income approach applies unobservable assumptions of updated long-term projected revenues, expenses, capital spending, and other costs, perpetual growth rate as well as a discount rate calculated based on the risk profile of the industry to which the Company belongs and cost of equity and debt perceived in the open market. Estimates of projected revenues, expenses, capital spending, and other costs were performed by management on the basis of historical financial information, obsoleteness of related technology and prospects of the market. Changes in management’s estimates and the unobservable inputs in the Company’s valuation models would change the outcome of the valuation. The estimated projected revenues have the most significantly impact on the fair value determination.

The table below provides quantitative information in respect of level 3 fair value measurements for the completed technology, order backlog, IPR&D, and indemnification hold-back and contingent consideration hold-back in the Auramicro acquisition as of the acquisition date.

Item	Fair value	Valuation technique	Unobservable input	Value or Range
Completed technology	$2,441,992	Income approach	Discount rate	21%
			Projected 5-year debt free net cash flow	$0.2 million to $0.9 million
Order Backlog	$138,746	Income approach	Discount rate	21%
			Projected 5-month debt free net cash flow	$0.01 million to $0.05 million
IPR&D	$806,826	Income approach	Discount rate	22%
			Projected 5-year debt free net cash flow	$(0.2) million to $0.7 million
Contingent consideration	$843,025	Present value method	Discount rate	8%
			Probability of achieving target revenue	90%

The following unaudited pro forma information is for illustrative purposes only and presents the results of operations under U.S. GAAP for the years ended December 31, 2009, 2010 and 2011 as though the acquisition of Auramicro had occurred January 1, 2009. The unaudited pro forma financial information is not necessarily indicative of the consolidated results of operations in future periods or the results that actually would have been realized had the Company and Auramicro been a combined company during the specified periods. The unaudited pro forma financial information under U.S. GAAP does not reflect any operating efficiencies or cost savings the Company may achieve as a result of the acquisitions.

	Years Ended December 31
	2009	2010	2011
Net revenue	$101,305,683	$134,657,033	$141,320,759

Earnings	$5,651,835	$19,132,286	$13,053,948

RESTRICTED CASH	12 Months Ended
Dec. 31, 2011
RESTRICTED CASH

5. RESTRICTED CASH

Restricted cash is pledged as collateral when the Company enters into agreements with banks for certain banking facilities. As of December 31, 2010 and 2011, the restricted cash of $4,779,018 and $6,532,452 was pledged as collateral for issuance of bank acceptance notes and letters of credit; $1,276,329 and $609,504 was pledged as collateral for foreign exchange forward contracts commitments. (Note 14 and 18)

In addition, time deposits of $300,000 and $560,000 were pledged to a supplier as of December 31, 2010 and 2011, respectively as collateral for purchases.

ALLOWANCE FOR DOUBTFUL ACCOUNTS, STOCK ROTATIONS AND SALES DISCOUNTS	12 Months Ended
Dec. 31, 2011
ALLOWANCE FOR DOUBTFUL ACCOUNTS, STOCK ROTATIONS AND SALES DISCOUNTS

6. ALLOWANCE FOR DOUBTFUL ACCOUNTS, STOCK ROTATIONS AND SALES DISCOUNTS

	Years Ended December 31
	2009	2010	2011
Allowance for doubtful accounts
Balance at beginning of year	$138,739	$118,867	$58,428
Additions charged to (reversal from) expenses	(13,612)	(38,104)	33,256
Write-offs	(6,260)	(22,335)	—

Balance at end of year	$118,867	$58,428	$91,684

Allowance for stock rotation
Balance at beginning of year	$381,550	$—	$—
Additions charged to (reversal from) sales	(204,800)	—	—
Deductions	(176,750)	—	—

Balance at end of year	$—	$—	$—

Allowance for sales discounts
Balance at beginning of year	$47,444	$668,424	$368,974
Additions charged to (reversal from) sales	661,249	51,847	(62,489)
Deductions	(40,269)	(351,297)	(252,867)

Balance at end of year	$668,424	$368,974	$53,618

INVENTORIES	12 Months Ended
Dec. 31, 2011
INVENTORIES	7. INVENTORIES

	December 31
	2010	2011
Raw materials	$2,958,564	$3,296,812
Work in process	10,331,077	16,119,268
Finished goods	10,898,205	8,550,234

	$24,187,846	$27,966,314

PROPERTY, PLANT AND EQUIPMENT, NET	12 Months Ended
Dec. 31, 2011
PROPERTY, PLANT AND EQUIPMENT, NET

8. PROPERTY, PLANT AND EQUIPMENT, NET

	December 31
	2010	2011
Building	$11,528,191	$36,154,482
Manufacturing equipment	59,141,907	69,890,504
Electronic equipment	7,260,135	10,036,750
Leasehold improvements	5,987,811	6,767,610
Software	5,833,457	7,122,320
Furniture and office equipment	415,336	481,620
Transportation equipment	187,878	189,591
Construction in progress	1,106,087	1,757,683
Prepaid on equipment purchases	4,863,629	3,069,069

	96,324,431	135,469,629
Less: Accumulated depreciation	(64,812,220)	(69,048,245)

	$31,512,211	$66,421,384

The Company has purchased equipment from Techlink Semiconductor and Equipment Co. (“Techlink”), a reseller of used semiconductor equipment. One of the Company’s shareholders and directors is a director of Techlink and owns a majority interest in Techlink. Manufacturing equipment costing $900,600 and $1,279,964 were acquired from Techlink on an arms-length basis in 2010 and 2011, respectively. Payables to Techlink for the purchase of equipment at December 31, 2010 and 2011 were $358,264 and $270,719, respectively.

For its expected business expansion, the Company is building a new fab facility on the land located in ZiZhu Science Park. In this regard, the Company has incurred capital expenditure of $43.8 million (recorded as building, construction in progress and prepaid on equipment purchase) as of the end of year ended December 31, 2011(Note 15).

The Company has mortgaged the building along with its land use right located in the ZiZhu Science Park as collateral under the banking facility agreement with Bank of Nanjing (Note 13). The carrying value of mortgaged building and land use right was $13,730,362 and $14,030,024 as of December 31, 2010 and 2011, respectively.

Depreciation expense for 2009, 2010 and 2011 was $3,557,817, $3,816,258 and $5,318,563 respectively.

LAND USE RIGHT, NET	12 Months Ended
Dec. 31, 2011
LAND USE RIGHT, NET

9. LAND USE RIGHT, NET

	December 31
	2010	2011
Land use right	$3,309,402	$3,478,420
Less: Accumulated amortization	(311,907)	(397,592)

	$2,997,495	$3,080,828

All land in the PRC is owned by the PRC government. Limited liability companies, joint stock companies, foreign-invested enterprises, privately held companies and individual natural persons must pay fees for granting of rights to use land. Legal use of land is evidenced and sanctioned by land use certificates issued by the local municipal administration of land resources. Land use rights granted for industrial purposes are limited to a term of no more than 50 years.

In August 2009, the Company returned to the land authority a portion of the land use right located in ZiZhu Science Park with coverage of 40,002 square meters which was originally reserved for its plan of investing in two eight-inch wafer facilities, as the Company changed its strategy and plan. See Note 15 for a discussion of contingencies related to the land use right.

Amortization expense for 2009, 2010 and 2011 was $88,852, $64,601 and $67,918, respectively. The estimated amortization expense for each of the five succeeding years is $69,755.

ACQUIRED INTANGIBLE ASSETS AND GOODWILL	12 Months Ended
Dec. 31, 2011
ACQUIRED INTANGIBLE ASSETS AND GOODWILL

10. ACQUIRED INTANGIBLE ASSETS AND GOODWILL

All of the Company’s acquired intangible assets and goodwill arose from the acquisition of Auramicro in June 2011(see Note 4). As of December 31, 2011, the carrying amount of goodwill was $284,044. Acquired intangible assets consisted of the following:

December 31, 2011
Cost:
Completed technology	$2,320,606
Order backlog	131,849
In Process Research & Development (“IPR&D”)	766,721

3,219,176

Less: Accumulated amortization
Completed technology	(270,737)
Order backlog	(131,849)
In Process Research & Development (“IPR&D”)	—

(402,586)

Less: accumulated impairment
Completed technology	(221,892)
Order backlog	—
In Process Research & Development (“IPR&D”)	(576,147)

(798,039)

Carrying amount
Completed technology	1,827,977
Order backlog	—
In Process Research & Development (“IPR&D”)	190,574

$2,018,551

The completed technology and order backlog acquired from Auramicro was amortized over 5 years and 5 months, respectively, with no residual value. The Company therefore recorded an amortization expense of $415,748 for the year ended December 31, 2011. The Company expects to record amortization expense of its existing completed technology of $413,882 in each year from 2012 to 2015 and $172,449 in 2016.

As of December 31, 2011, none of in process research and development acquired from Auramicro was completed; therefore, the Company didn’t record an amortization expense for 2011. Based on the judgment of the Company, some of in process research and development will be completed in the second half of 2012, at which time it will be amortized over 5 years.

In the fourth quarter of 2011, the Company deemed an impairment indicator existed for Auramicro’s business due to the rapidly declining demand for the its products in the second half of 2011. As a result, the Company conducted an evaluation of Auramicro’s long-lived assets for impairment on December 1, 2011. The estimated undiscounted cash flows related to the long-lived assets were less than their carrying values and therefore the Company calculated the fair value of the long lived assets by performing a discounted cash flow analysis. As a result of the impairment test performed, the Company recorded an impairment loss of $796,802 on its acquired intangible assets for the year ended December 31, 2011 and wrote down their carrying amounts to fair values.

The Company then further performed a two-step test to determine whether the goodwill acquired is impaired. As the goodwill acquired was attributable to Auramicro, the Company first compared the carrying amount and fair value of assets assigned to Auramicro (including goodwill). The fair value was higher than the carrying value, resulting from the estimated profit growth over the year of 2014 and the improvement of economic environment thereafter. Accordingly, the second step was not required and no impairment loss on goodwill was recognized.

The Company determined the fair value of its intangible assets using the income approach. The income approach includes the use of a weighted average of multiple discounted cash flow scenarios of reporting unit, which requires the use of unobservable inputs (Level 3), including assumptions of updated long-term projected revenues, expenses, capital spending, and other costs, perpetual growth rate as well as a discount rate calculated based on the risk profile of the Company’s industry and cost of equity and debt perceived in the open market. Estimates of projected revenues, expenses, capital spending, and other costs were prepared by management, which was on the basis of historical financial information, obsolescence of the related technology and perspective of the market. Changes in management estimates to the unobservable inputs in the Company’s valuation models would change the valuation. The estimated projected revenue is the assumption that most significantly affects the fair value determination.

The table below provides quantitative information in respect of level 3 fair value measurement for completed technology and IPR&D which were used in valuation performed on December 1, 2011.

Item	Fair value	Valuation technique	Unobservable input	Value or Range
Completed technology	$1,860,243	Income approach	Discount rate	26%
			Projected 5-year debt free net cash flow	$0.2 million to $1 million
IPR&D	$190,278	Income approach	Discount rate	28%
			Projected 4-year debt free net cash flow	$(0.3)million to $0.6 million

INVESTMENT IN EQUITY SECURITIES	12 Months Ended
Dec. 31, 2011
INVESTMENT IN EQUITY SECURITIES

11. INVESTMENT IN EQUITY SECURITIES

In May 2008, the Company’s subsidiary, SIM-BCD, acquired an 11% interest in the equity of Dayan Technology Industry Co., Ltd. Shenzhen (“Dayan Shenzhen”) for RMB10,510,000 (equivalent to $1.5 million) in cash. As the Company does not have significant influence on Dayan Shenzhen’s operations, the investment is accounted for under the cost method. In 2011, Dayan Shenzhen incurred a net operating loss of RMB14.7 million which was mainly due to the recognition of impairment on its operating assets. The Company considered this as an indicator of other-than-temporary impairment.

According to ASC 320 and ASC 820, once an indicator for other than temporary impairment exists, the Company should determine the fair value of the non-marketable equity investments using the market approach. The fair value of Dayan Shenzhen thereby determined is categorized as level 3 fair value measurements. The Company assessed the fair value of Dayan Shenzhen as of December 31, 2011 on the basis of comparable companies’ business and market data then available and concluded to record an investment impairment loss of approximately $548,735.

INCOME TAX	12 Months Ended
Dec. 31, 2011
INCOME TAX

12. INCOME TAX

BCD is not subject to income or other taxes in Cayman Islands, and its subsidiaries are subject to taxes of the jurisdiction where they are located.

SIM-BCD, one of the Company’s’ PRC subsidiaries was entitled to a five-year tax holiday from PRC income tax for two years commencing from the first profit making year after utilizing all prior year tax losses and thereafter a 50% relief from PRC enterprise income tax for the next three years. On January 1, 2008, the new PRC Enterprise Income Tax Law (“New Law”), its implementation rules and Guofa 2007 No. 39 (“Circular 39”), took effect simultaneously. These new rules and regulations provide a uniform enterprise income tax rate for PRC enterprises of 25% and provide a transition period for preferential lower tax rates and tax holidays under the previous tax laws, regulations and relevant regulatory documents. According to the New Law and the implementation rules, SIM-BCD’s first profit making year was 2008 when it used all of the prior year tax loss carry forwards, and therefore is required to transition its enacted rate from 15% to 25%.

The New Law also allows state-encouraged High and New Technology Enterprises to be eligible for a reduced enterprise income tax rate of 15%. In December 2008, SIM-BCD obtained the certification of High and New Technology Enterprise, which has been renewed in 2011. The renewal will be effective for 3 years, from 2011 through 2013. If SIM-BCD continues qualifying as High and New Technology Enterprise, then its applicable tax rate would be 15% for 2014 and afterwards.

Another PRC subsidiary of the Company, BCD Shanghai, is also entitled to a five-year tax holiday as being a manufacturing enterprise established before the promulgation of the New Law. According to the New Law and Circular 39, BCD Shanghai is forced to enter into its first tax holiday exemption year in 2008. Because of changes in the company’s strategy and business needs, and upon obtaining the approval of dissolution on September 30, 2010,BCD Shanghai started its liquidation process in October 2010. As of December 31, 2011, the tax deregistration of BCD Shanghai was completed without penalty or owing corporate income taxes in arrears. Given the fact that its operating period is less than 10 years, BCD Shanghai can’t be entitled to the tax holiday in accordance with the tax law.

As a result of the implementation of the New Law and regulations, the applicable tax rates for SIM-BCD and BCD Shanghai are as follows:

	SIM-BCD	BCD Shanghai
2008 and 2009	—	—
2010	11.0%	25.0%
2011	12.0%	25.0%
2012	12.5%	NA
2013	15.0%	NA
2014 and thereafter	25.0%	NA

BCD (Shanghai) ME, established in November 2009, commenced its operation in July 2010, and is subject to a tax rate of 25% in 2010 and 2011. The Company intends to qualify BCD (Shanghai) ME as a High and New Technology Enterprise, but currently there is no guarantee that it will be able to obtain this qualification.

BCD’s other subsidiaries are subject to respective local income tax laws, including those of the United States of America, the Republic of China (Taiwan) and Hong Kong. The Company acquired Auramicro in June 2011,which was incorporated in Cayman Islands and is not subject to income or other taxes in Cayman Island. Auramicro’s Taiwan and Shenzhen office are subject to local taxes. By the end of December 2011, the Shenzhen office was liquidated without any liability for local income tax in arrears or penalty.

The Company adopted the provisions of ASC Topic 740, “Income Taxes,” and assessed the likelihood of favorable or unfavorable results of each tax position (including the potential application of interest and penalties) based on technical merits and the presumption that the tax position would be examined by the appropriate taxing authority that has full knowledge of all relevant information. As of December 31, 2011, the Company had not recorded any tax liability based on the results of its assessment.

According to the PRC Tax Administration and Collection Law, the statute of limitations is three years if the underpayment of taxes is due to computational errors made by the taxpayer or the withholding agent. The statute of limitations can be extended to five years under special circumstances, which are not clearly defined (but an underpayment of tax liability exceeding RMB100,000 is specifically listed as a special circumstance). In the case of a related party transaction, the statute of limitations is 10 years. There is no statute of limitation in the case of tax evasion. Based on the aforementioned tax law, BCD’s PRC subsidiaries are subject to tax examination in respect to past years at the tax authority’s discretion. The tax returns from 2005 to 2007 of SIM-BCD were examined by the tax authority resulting in no significant tax liability.

Income (loss) before income taxes consisted of:

	Years Ended December 31
	2009	2010	2011
Cayman Islands	$(2,864,035)	$(2,187,760)	$(191,712)
Foreign	9,195,081	23,899,217	14,596,229

Total income before income taxes	$6,331,046	$21,711,457	$14,404,517

Income tax expense (benefit) consisted of:

	Years Ended December 31
	2009	2010	2011
Current	$29,513	$1,126,989	$1,024,279
Deferred	(606,562)	147,355	(88,952)

Income tax expense (benefit)	$(577,049)	$1,274,344	$935,327

Subsidiaries of BCD file separate income tax returns. A reconciliation of the significant differences between the statutory income tax rate in China and the effective income tax rate on pretax income or loss is as follows:

	Years Ended December 31
	2009	2010	2011
Statutory tax rate	25.00%	25.00%	25.00%
Effect of different tax rates in different jurisdictions	18.53%	0.60%	4.19%
Income exempted or (expense not deductible) for tax purpose	20.29%	(9.20%)	(8.87%)
Effect of additional deduction of research and development expense for tax purposes	(10.39%)	(3.79%)	(5.77%)
Benefit of tax holiday	(64.91%)	(8.01%)	(8.12%)
Effect of tax rate change	4.08%	(0.01%)	0.01%
Change in valuation allowance	0.11%	1.30%	(0.12%)
Others	(1.82%)	(0.02%)	0.17%

Effective tax rate	(9.11%)	5.87%	6.49%

Major factors driving a lower effective tax rate includes:

•

Effect of different tax rates in different jurisdictions represents the net impact on the statutory tax rate derived from the overall income or loss of non-PRC entities, substantially the parent company and the Hong Kong subsidiary.

•

Income exempted or expense not deductible for tax purposes: represents the tax impact of the differences between financial and taxable income under the applicable tax law in each jurisdiction, primarily consisting of the exempted offshore income of the subsidiary.

•

Benefit of tax holiday represents the impact of the five-year tax holiday granted to SIM-BCD on the effective tax rate. In 2010, the tax holiday benefit decreased significantly as SIM-BCD, which was exempt from PRC income tax in 2008 and 2009, received more limited, 50% relief from PRC income tax in 2010 and 2011 as a result of the tax rate transitional relief regulation.

•

Effect of additional deduction of research and development expenses represents the tax impact of 50% additional deduction based on the research and development expense permitted by PRC tax authorities while filing annual income tax in accordance with PRC income tax and its implement regulations.

The components of deferred tax assets and liabilities were as follows:

	December 31
	2010	2011
Deferred tax assets
Loss carry forward	$751,228	$213,984
Inventory reserves	264,296	380,613
Accruals	429,913	352,232
Impairment of investment	—	138,214
Others	103,105	134,100

Total deferred tax assets	1,548,542	1,219,143
Valuation allowance	(793,028)	(331,876)

Deferred tax assets, net of valuation allowance	755,514	887,267

Deferred tax liabilities – Gain on valuation of financial instrument	(91,427)	(97,907)

Net deferred income tax assets	$664,087	$789,360

Deferred tax assets
Current	$633,524	$622,424

Non-current	$30,563	$166,936

The valuation allowance relates to temporary differences for which the Company believes that realization is not more likely than not. The valuation allowance increased by $311,271 in 2010 mainly due to the loss carry forward generated by BCD Shanghai and BCD Shanghai ME’s operations, and decreased by $461,152 in 2011, due to the dissolution of BCD Shanghai which resulted in the elimination of related loss carry forwards, which had been previously been fully provided for. As of December 31, 2011, the net operating loss carry forward resulting from BCD Shanghai ME amounted to $855,936. The PRC net operating loss carry forward will expire in 2015 through 2016 if not utilized. The Company estimated the loss carry forward would not be realized and made a provision at full amount of the related deferred tax assets.

Aggregate undistributed earnings of the Company’s subsidiaries located in the PRC and Taiwan that are available for distribution at December 31, 2011 are considered to be indefinitely reinvested and accordingly, no provision has been made for the dividend withholding taxes that would be payable upon the distribution of those amounts to the parent company. As of December 31, 2011, the undistributed earnings of those subsidiaries amounted to $27.1 million.

The aggregate amount and per share effect for the tax holiday in 2011 are as follows:

2011
The aggregate dollar effect	$1,169,034

Per share effect—basic—ordinary shares	$0.01

Per share effect—diluted—ordinary shares	$0.01

Per share effect—basic—convertible preference shares	$0.01

Per share effect—diluted—convertible preference shares	$0.01

SHORT-TERM BANK LOANS	12 Months Ended
Dec. 31, 2011
SHORT-TERM BANK LOANS

13. SHORT-TERM BANK LOANS

SIM-BCD, one of the Company’s subsidiaries, contracted short-term bank loans from the Agricultural Bank of China that are denominated in either U.S. dollar or RMB. The RMB denominated loans bore floating interest rate, which was 5.0445% as of December 31, 2010. The interest rate is adjusted every six months and is based upon the benchmark interest rate of the People’s Bank of China. All RMB denominated loans were repaid in April 2011. Under the loan agreements, so long as any amount is outstanding, the subsidiary is prohibited from engaging in any reorganization, joint venture, merger, consolidation or taking any other action that could change the debtor-creditor relationship or otherwise affect the rights of the Agricultural Bank of China as a creditor, without the prior consent of the Agricultural Bank of China. Loan of $6,039,833 on December 31, 2010 (2011: Nil) was guaranteed by Shanghai SIMIC Electronics Co., Ltd. (“SIMIC”), an affiliate of one of the Company’s shareholders. The maximum guaranteed amount offered by the Agricultural Bank of China to SIMIC is RMB 60,000,000 (approximately $9 million) and was terminated in April, 2011.

In August 2010, SIM-BCD entered into a banking facility agreement with the Bank of Nanjing for a credit line of RMB120,000,000 (approximately $18 million) which may be drawn down in short-term loans, issuances of bank acceptance notes or issuances of letters of credit. This banking facility was valid through July 1, 2011, and was collateralized by the Company’s land use right and the headquarters building located in ZiZhu Science Park. In September 2011, this banking facility agreement was renewed under the same terms with the exception of the credit line which was increased to RMB 180,000,000 (approximately $29 million) . The renewed banking facility is valid through September 26, 2012. As of December 31, 2010 and 2011, SIM-BCD had outstanding U.S. dollar-denominated short term loans of $6 million and $8.3 million, respectively. The loan of $6 million outstanding as of December 31,2010 consisting of three individual loans, under the credit line, of which two of them amounting to $4 million bore fixed interest rates at 4.296% and 4.272%, and the remaining loan bore floating interest rate at 4.26%. The floating interest rate is adjusted every twelve months based upon LIBOR. The aforementioned $6 million USD-denominated loans outstanding as December 31, 2010 were fully repaid. The $8.3 million of loans outstanding as of December 31, 2011, consisting of five separate draw-downs under the credit line, are on fixed interest basis with interest rates from 5% to 6% per annum. Under the loan agreement with the Bank of Nanjing, the proceeds from the loans are only for purpose of funding SIM-BCD’s working capital and, so long as an amount of the loan is outstanding, SIM-BCD is prohibited, unless with the prior consent from Bank of Nanjing, from engaging in any reorganization, joint venture, merger or consolidation or from taking any other action that could change the debtor-creditor relationship between SIM-BCD and the Bank of Nanjing or otherwise affect the rights of the Bank of Nanjing as creditor.

Due to the short term nature of the maturities, the fair value of the Company’s borrowings approximates their carrying amounts.

NOTES PAYABLE	12 Months Ended
Dec. 31, 2011
NOTES PAYABLE

14. NOTES PAYABLE

A bank acceptance note, also known as banker’s acceptance, is a note drawn by the issuer and accepted by a bank. Upon bank’s acceptance, the payment of the note is guaranteed by the bank. The Company uses bank acceptance notes as payment instruments to some of its suppliers. Except for the bank charges of 0.05% of the principal amount at issuance, these bank acceptance notes are non-interest bearing and are generally due within six months of issuance. As of December 31, 2010 and 2011, the credit line for bank acceptance notes granted to the Company totaled RMB135, 263,800 and RMB 192,858,167, respectively. Under the agreements entered into for issuance of bank acceptance notes, the Company is required to maintain a savings balance at an amount not lower than 30% of the total balance of notes issued and outstanding. As a result, time deposits totaling $4,779,018 and $6,434,795 were pledged as collateral of bank acceptance notes outstanding as of December 31, 2010 and 2011, respectively.

COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2011
COMMITMENTS AND CONTINGENCIES

15. COMMITMENTS AND CONTINGENCIES

Capital Commitments

As of December 31, 2011, the Company had commitments in respect of future capital expenditures in the amount of $ 21,938,141, of which $ 21,540,525 was related to the construction of and equipment purchase for the new fab.

Operating Leases

The Company leases office space, manufacturing facilities and office and transportation equipment under noncancelable operating leases with various expiration dates through 2014. In addition, the Company leased manufacturing facilities located in Shanghai from SIMIC with various expiration dates through 2014. The terms of the facility lease provide for rental payments on a graduated scale. The Company recognizes rent expense on a straight-line basis over the lease period and has accrued for rent expense incurred but not paid. The Company renegotiated the lease agreement, which is effective starting from January 1, 2011, with SIMIC to replace the original ones. The new agreement extends the lease period to the end of 2020, and does not include rent escalation provisions.

Rent expenses for 2009, 2010 and 2011 were $986,572, $1,078,591 and $1,456,600, respectively, of which $469,264, $449,567 and $549,278 respectively, were related to the lease with SIMIC.

As of December 31, 2011, future minimum rental payments under the non-cancelable leases were as follows:

2012	$1,542,983
2013	1,192,025
2014	635,923
2015	579,256
Thereafter	2,896,281

Total	$6,846,468

Warranty Liabilities

	Years Ended December 31
	2009	2010	2011
Balance at beginning of year	$346,364	$483,013	$494,346
Balance carry-forward from Auramicro	—	—	49,787
Additions charged to costs	522,813	445,251	733,966
Deductions	(386,164)	(433,918)	(832,736)

Balance at end of year	$483,013	$494,346	$445,363

The Company provides a warranty for manufacturing defects of its products for a period of one to two years based on the date of manufacture. The Company estimates the warranty liabilities based on historical experience and records the amount to cost of revenue. Warranty liabilities are included in other current liabilities on the consolidated balance sheets.

Contingencies

Indemnities—the Company indemnifies certain end-customers and independent distributors against product claim liabilities. It is not possible to determine the range of the amount of potential liability under these indemnification obligations due to the lack of prior indemnification claims.

Power Integrations Inc.—on June 14, 2007, Power Integrations Inc., a Delaware Corporation (“PI”), filed a lawsuit against the Company’s PRC subsidiary, SIM-BCD, and the Company’s U.S. subsidiary, BCD Semiconductor Corporation, in the U.S. Federal District Court for the Northern District of California. The complaint alleged that certain pulse width modulation controller chips produced and sold by those subsidiaries infringe PI’s U.S. Patent Nos. 5,313,381, 6,107,851, and 6,249,876. The Company and PI reached final court supervised settlement on February 4, 2009. According to the settlement agreement entered by the parties, the Company was not obligated to pay PI any monetary damages and agreed not to sell AP3700 and AP3710 products in the U.S. market. The settlement did not have a significant impact on the Company’s financial position or results of operations.

Flextronics—On August 5, 2009, the Company received a letter from a law firm representing Flextronics International Limited and its subsidiaries, or Flextronics, alleging infringement of a U.S. patent owned by a Flextronics subsidiary by certain of the Company’s products. Flextronics also expressed its intention for a possible commercial settlement in its letter. On October 28, 2009, the Company offered a goodwill payment of $500,000 to Flextronics, with payment conditions subject to further agreement by the parties, for a release of the infringement alleged under the letter. In connection with the offer, the Company made a provision for the amount of $500,000 in 2009 recorded within general administrative expense. On September 9, 2010, the Company received additional correspondence from Flextronics alleging infringement of the same U.S. patent by another one of the Company’s products and expressing Flextronics’ interest in resuming negotiations. After negotiations with Flextronics, the Company reached a settlement in May 2011 pursuant to which Flextronics agreed to grant the Company a license for certain of its patents in exchange for a combination of providing Flextronics upfront cash payments, discounts on future purchases of the Company’s products by Flextronics and royalty payments subject to a certain royalty rate for sales of certain products in all countries. As a result of the settlement, there was no additional impact to the consolidated financial statements.

Third party guaranty—In April 2010, SIM-BCD, the Company’s subsidiary, entered into a third party guaranty agreement with Shenzhen Development Bank to guarantee a loan of RMB25,000,000 borrowed by Shanghai SIMGUI Technology Co., Ltd. (“SIMGUI”), pursuant to the memorandum of understanding signed by SIM-BCD, SIMGUI and Shanghai Microelectronic Research Institute (“SMRI”), the major shareholder of SIMIC in November 2009. Subsequently, in accordance with the memorandum, the guaranty was terminated at the end of June 2010 upon full repayment of the loan by SIMGUI.

ZiZhu Project—In June 2004, the Company signed an investment agreement (the “Original Agreement”) with ZiZhu Science-based Industrial Park Development Company (“ZiZhu Development”). The Company committed to construct and operate new wafer manufacturing, testing and packaging facilities in ZiZhu Science Park and established BCD Shanghai to execute the investment agreement. The Company estimated the total project cost to be approximately $ 1 billion and BCD Shanghai’s registered capital was set at $334 million or 33% of the total projected cost in accordance with PRC regulations. ZiZhu Development agreed to sell to the Company a land use right for manufacturing and office facilities and to provide a cash subsidy to the Company. The land use right asset is recorded at historical cost and amortized over its expected life as disclosed in Note 9, and the cash subsidy of RMB 32,393,596 by ZiZhu Development is recorded as performance obligation.

The Original Agreement was amended by a supplemental agreement (the “New Agreement) in January 2009 whereby 40,002 square meters of vacant land out of a total 109,809 square meters of land use right purchased by the Company under the Original Agreement was to be returned to ZiZhu Development. Upon completion of such return in August 2009, the Company reduced the carrying amount of the land use right asset and the performance obligation by RMB11,292,427 and RMB11,800,678, respectively.

In connection with certain expected changes to the agreement with ZiZhu Development, in November 2009, the Company established a new wholly-owned subsidiary, BCD (Shanghai) ME, to which BCD Shanghai transferred in February 2010 the entirety of the land use right and its building located in ZiZhu Development Park. In April 2010, BCD Shanghai transferred the totality of its equity interest in BCD (Shanghai) ME to SIM-BCD .

In August 2010, BCD Shanghai and BCD (Shanghai) ME entered into a new investment agreement with ZiZhu Development (“New Agreement”). The significant changes to the terms, responsibilities and obligations of the original agreement are summarized as follows:

1.	All parties agreed that the obligations of BCD (Shanghai) ME under the New Agreement supersede those of BCD Shanghai under the Original Agreement with ZiZhu Development, and any other written instruments relating to the original agreement.

2.	ZiZhu Development will not request BCD Shanghai to return the land on which the research and development center, testing facility and headquarters are located in accordance with the original agreement or its supplemental agreements.

3.	BCD (Shanghai) ME commits to inject RMB130 million as its registered capital.

4.	BCD (Shanghai) ME will construct and operate the new wafer manufacturing, packaging and testing facilities in ZiZhu Science Park.

5.	If BCD (Shanghai) ME fails to fulfill its construction obligation, any land that is not developed by the end of 2012 will be repossessed by ZiZhu Development, upon reimbursement at RMB 295 per square meter of the land grant premiums paid by BCD Shanghai in 2006.

In September 2010, BCD (Shanghai) ME began the construction of the new fab. In October 2010, the Company filed documents with the relevant PRC authorities to dissolve BCD Shanghai and received the approval from the authorities. To date, BCD Shanghai is in the process of liquidation, which is expected to be completed in the second quarter of 2012.

By dissolving BCD Shanghai and entering into the New Agreement, the Company is no longer committed to BCD Shanghai’s required registered capital of $334 million and the scope of the construction project has been reduced according to the terms of the New Agreement. The commitment to invest $1 billion as noted in the Original Agreement has been revised and the new investment commitment is limited to the contributed capital of RMB130 million. BCD (Shanghai) ME now assumes the obligation to construct the facilities as well as the obligation of returning the undeveloped land and all financial support received if BCD (Shanghai) ME fails to fulfill its obligation. Under the new agreement, there was no impact on the previously recorded performance obligation.

Pursuant to the New Agreement, the responsibilities of ZiZhu Development include providing certain electrical infrastructure for the new fab. In order to align the timing of the installation of the electrical infrastructure with the wafer fab construction schedule, the Company lent $7.2 million to ZiZhu development in June 2011. Of that amount, ZiZhu Development repaid $3.2 million in December 2011, resulting in a Receivable from ZiZhu Development of $4.0 million as of December 31, 2011. The Company subsequently collected an additional $1.6 million in January 2012, with the remainder to be collected upon completion of the installation of the electrical infrastructure.

In January 2011, responding to a project of Minhang District Government to promote commercialization of high and new technology, BCD (Shanghai) ME applied to Minhang District Government for a subsidy in support of its equipment purchase for the new fab. Based on an official description of the project, Minhang District Government will subsidize up to 10% of the total investment for a qualified new equipment purchase. By December 31, 2011, Minhang District Government paid BCD (Shanghai) ME approximately $618,112 as an advance of such subsidy, which is subject to return if BCD (Shanghai) ME fails to substantiate that the value of the machinery purchased for the new fab does not exceed ten times the subsidy received.

RETIREMENT BENEFIT PLAN	12 Months Ended
Dec. 31, 2011
RETIREMENT BENEFIT PLAN

16. RETIREMENT BENEFIT PLAN

The employees of PRC subsidiaries are members of a State-managed retirement benefit plan operated by the PRC government. The PRC subsidiaries are required to contribute an amount equal to a specified percentage of their payroll costs to the retirement benefit plan to fund the benefits. The only obligation of the Company with respect to the retirement benefit plan is to make the specified contributions.

The expenses for the retirement benefit plan charged to income were $1,170,512, $1,271,099 and $1,850,182 for 2009, 2010 and 2011, respectively.

WARRANT LIABILITY	12 Months Ended
Dec. 31, 2011
WARRANT LIABILITY

17. WARRANT LIABILITY

Warrants to purchase 1,600,000 shares of Series C preference shares with an exercise price of $2.50 per share were issued to certain investors in connection with the Series C preference shares financing in April 2004. The warrants were immediately exercisable and were to expire on the earlier of April 2009 or the closing of an IPO that involves automatic conversion of all preference shares into ordinary shares or a change in control. The fair value of the warrants was $838,094 at the grant date, estimated using the Black-Scholes option pricing model with assumptions of a risk-free interest rate of 3%, an expected life of one year, 50% volatility and no dividend yield. The fair value was recorded as a reduction of the proceeds received from the Series C preference shares financing. Pursuant to the resolution of general shareholders’ meeting held on February 4, 2009, the expiration of Series C warrants was extended to April 27, 2014 concurrently with the amendment on the redemption date of Series C preference shares (Note 20).

On November 19, 2010, the Company’s shareholders approved, with immediate effect, certain amendments to the terms of the Series C warrants such that, (a) upon the closing of the IPO, the shares to be issued upon the exercise of the warrants are 2,000,001 ordinary shares rather than 1,600,000 Series C preference shares, (b) the exercise price is $2.00 rather than $2.50 and (c) the warrants expire on April 27, 2014 rather than upon the IPO. Subsequently, upon the completion of the qualified IPO on February 2, 2011, the warrants to purchase Series C preference shares were converted to warrants to purchase ordinary shares, which resulted in reduction of warrant liability and an increase of additional paid in capital. None of warrants to purchase ordinary shares were exercised as of December 31, 2011.

The Company adopted the provisions of ASC Topic 820, “Fair Value Measurements and Disclosures,” which defines fair value, establishes a framework for measuring fair value, and enhances fair value measurement disclosure. The Company measures warrant liability at fair value on a recurring basis. The fair value is classified within level 3 of the fair value hierarchy because the Company determined that significant assumptions using unobservable inputs were required to determine fair value as of the measurement date.

As of December 31, 2010 and February 2,2011, the warrant liability was re-measured to $1,397,973 and $653,376, using the Black-Scholes option pricing model with assumptions of a risk free interest rate of 1.18% and 1.316%, an expected life of 0.5 year and 1.62 years, 38.38% and 40.95% volatility and no dividend yield, respectively. The changes in fair value of the warrant liability of $613,200 and $744,597 were recognized as valuation gains in 2010 and 2011, respectively. The significant unobservable inputs used in the fair value measurement of the warrant liability are expected life, volatility of stock prices of comparable companies, and fair value of Series C preference shares. Significant increases or decreases in any of those inputs in isolation would result in a significant lower or higher fair value measurement. Generally, the expected life was determined by the time spread of date of measurement and expiry date of warrant to purchase Series C preference shares, the volatility of stock prices of comparable companies was determined by reference to the stock prices of the comparable companies. The fair value of Series C preference shares was obtained by using the valuation conclusions from the external appraiser mainly on the basis of the income approach method ,or determined by reference to Company’s own stock price. The fair values of Series C preference shares as of December 31, 2010 and the date of conversion to ordinary share were $3.30 and $1.83, respectively.

The following table provides a reconciliation of the beginning and ending balances for warrant liability:

	Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
	2010	2011
Warrants to purchase Series C preference shares
Beginning balance	$2,011,173	$1,397,973
Total gains or losses (realized/unrealized)
Included in earnings	(613,200)	(744,597)
Included in other comprehensive income	—	—
Conversion to warrants to purchase ordinary shares and included in the additional paid in capital	—	(653,376)
Transfers in or out of Level 3	—	—

Ending balance	$1,397,973	$—

FOREIGN CURRENCY FORWARD CONTRACTS	12 Months Ended
Dec. 31, 2011
FOREIGN CURRENCY FORWARD CONTRACTS

18. FOREIGN CURRENCY FORWARD CONTRACTS

During 2010 and 2011, the Company entered into foreign currency forward contracts with the Agricultural Bank of China and Bank of Nanjing. The following table provides the details of forward contract transactions with these two banks.

Name of bank	Contracted notional amount		Notional amount of outstanding forward contracts (As of December 31)
	2010	2011	2010	2011
Agricultural Bank of China	$74,760,000	$49,000,000	$41,760,000	$24,000,000
Bank of Nanjing	—	30,000,000	—	30,000,000

Total	$74,760,000	$79,000,000	$41,760,000	$54,000,000

In accordance with forward contracts with Agricultural Bank of China and Bank of Nanjing, the Company is required to have on deposit 3%-5% of the notional amount of outstanding forward contracts (Note 5). The forward contracts were carried at fair value based on the quoted prices provided by the counter party. Since the quote prices are not derived from active markets, but are employing market observable inputs, such as forward rates of RMB to U.S. dollars applied by the counter party, the fair value is classified within level 2 of the fair value hierarchy in accordance with provisions of ASC Topic 820, “Fair Value Measurements and Disclosures.”

The forward contracts of $41,760,000 outstanding as of December 31, 2010 were all settled by September 30, 2011, while the forward contracts of $54,000,000 outstanding as of December 31, 2011 will be settled during the period from January 2012 to September 2012; the fair value of these outstanding forward contracts was $761,892 and $783,257 as of December 31, 2010 and 2011, respectively, and were recognized under other current assets in the consolidated balance sheets. As of December 31, 2010 and 2011, the fair values were determined by taking into account the contracted forward rates ranging from 6.560 to 6.768 and 6.281 to 6.456, respectively, and the market forward rates for residual period ranging from 6.521 to 6.601 and 6.271 to 6.283, respectively. The valuation gains of $761,892 and $21,365 for 2010 and 2011 were recognized as other income in relation to the forward contracts.

CAPITAL LEASE OBLIGATION	12 Months Ended
Dec. 31, 2011
CAPITAL LEASE OBLIGATION

19. CAPITAL LEASE OBLIGATION

In December 2009, the Company entered into a lease agreement for certain properties subject to capital leases. The obligations associated with these capital leases have been recorded. As of December 31, 2010 and 2011, the recorded value and accumulated depreciation of the properties subject to capital leases, which were included in leasehold improvements, were listed as below:

	December 31
	2010	2011
Acquisition costs	$377,490	$396,769
Less: Accumulated depreciation	(75,498)	(158,707)

	$301,992	$238,062

These capital lease obligations have principal payments due at various dates from 2010 through 2015. The following is a schedule by years of future minimum lease payments under capital leases together with the present value of the net minimum lease payments as of December 31, 2011:

2012	$116,555
2013	116,555
2014	116,555
2015	9,713

Total minimum lease payments	359,378
Less: Amount representing interest	(75,970)

Present value of net minimum lease payments	$283,408

CONVERTIBLE PREFERENCE SHARES	12 Months Ended
Dec. 31, 2011
CONVERTIBLE PREFERENCE SHARES

20. CONVERTIBLE PREFERENCE SHARES

From 2002 to 2004, BCD issued Series A, B and C convertible preference shares with certain dividend, redemption, conversion and liquidation rights. Because of those rights, the preference shares were recorded as mezzanine equity in accordance with ASC Topic 480, “Distinguishing Liabilities from Equity.” The effective conversion prices of the Series A, B, and C preference shares exceeded the fair value of ordinary shares at each grant date. Therefore, the preference shares did not have beneficial conversion features. Prior to the conversion of the Series A, B and C preference shares to ordinary shares on February 2, 2011, no event triggered conversion price adjustment. The dividend rights were applicable only in the event of declaration of dividends, and no dividends were declared.

On February 4, 2009, at an extraordinary general meeting of the shareholders, the redemption date of Series C preference shares was changed from April 27, 2009 to April 27, 2014.

On November 19, 2010, at an extraordinary general meeting of the shareholders, resolutions were adopted to amend the Company’s Articles of Association to authorize the automatic conversion of its preference shares into ordinary shares and reduce the conversion price with regard to Series C preference shares. Specifically, (i) in the event of the closing of a firm commitment underwritten public offering, which may or may not be a Qualified IPO (as defined in the Company’s Articles of Association), each outstanding preference share will automatically convert into ordinary shares immediately prior to such closing; and (ii) the conversion price of Series C preference shares will be reduced from $2.50 to $2.00 immediately prior to the closing of such offering.

The Company’s initial public offering closed on February 2, 2011. As a result of the reduced conversion price of Series C preference shares, the Company issued an additional 5,000,000 ordinary shares upon the closing. Based on the closing price of $10.96 per ADS (approximately $1.83 per ordinary share) on February 2, 2011, those 5,000,000 ordinary shares were valued at $9,133,333 and recorded as a deemed dividend paid to Series C preference shares.

Also upon the closing of the Company’s initial public offering, all of the Company’s Series A, B and C preference shares were converted into a total of 63,235,289 ordinary shares which, together with the additional 5,000,000 ordinary shares, resulted in an increase of share capital and additional paid in capital in the amount of $63,235 and $99,639,272, respectively.

Following is a summary of the activity of convertible preference shares from the date of issuance to December 31, 2011:

	Shares	Amount
Series A

Issuance of Series A preference shares at $1.00 per share (net of issuance cost of $13,779) with liquidation preference of $25,000,000 in 2002	25,000,000	$24,986,221
Issuance of Series A preference shares at $1.00 per share with liquidation preference of $2,500,000 in 2005	2,500,000	2,500,078
Issuance of Series A preference shares at $1.00 per share with liquidation preference of $160,000 in 2007 upon exercise of warrants	160,000	160,000

Balance at December 31, 2010	27,660,000	27,646,299
Conversion of Series A preference shares to ordinary shares in 2011	(27,660,000)	(27,646,299)

Balance at December 31, 2011	—	$—

	Shares	Amount
Series B

Issuance of Series B preference shares at $1.25 per share (net of issuance cost of $31,262) with liquidation preference of $13,219,112 in 2002	10,575,289	$13,187,850
Issuance of Series B warrants in connection with Series B financing in 2002	—	(264,975)

Balance at December 31, 2010	10,575,289	12,922,875
Conversion of Series B preference shares to ordinary shares in 2011	(10,575,289)	(12,922,875)

Balance at December 31, 2011	—	$—

Series C

Issuance of Series C preference shares at $2.50 per share (net of issuance cost of $23,008) with liquidation preference of $50,000,000 in 2004	20,000,000	$49,976,992
Issuance of Series C warrants in connection with Series C financing in 2004 (Note 17)	—	(838,094)

	20,000,000	49,138,898
Accretion of Series C preference shares to redemption value from 2004 to 2009	—	861,102

Balance at December 31, 2010	20,000,000	50,000,000
Conversion of Series C preference shares to ordinary shares in 2011	(20,000,000)	(50,000,000)

Balance at December 31, 2011	—	$—

SHARE-BASED COMPENSATION	12 Months Ended
Dec. 31, 2011
SHARE-BASED COMPENSATION

21. SHARE-BASED COMPENSATION

Stock Option Plan

In 2002, the board of directors adopted a Stock Option Plan (the “2002 Plan”). The 2002 Plan provides for the granting of stock options to employees, directors and consultants of the Company, with each option entitled to subscribe for one ordinary share. The Company generally issues new shares upon the exercise of stock options. Options granted under the 2002 Plan may be either incentive stock options or nonstatutory stock options, as determined by the board of directors. Options under the 2002 Plan may be granted for up to ten years at a price on the date of grant as determined by the board of directors. These options will normally vest at 25% on each of the first, second, third and fourth anniversary of the commencement date subject to the option grantee’s continuing as an employee of the Company. In addition, some options were granted to certain engineers or consultants as compensation which shall be vested depending on the achievement of predetermined milestones of projects and some options were granted with accelerated vesting if there is a change in control as defined in the 2002 Plan.

On November 19, 2010, the Company held an extraordinary general meeting of the shareholders to approve a new equity incentive plan (the “2010 Plan”) along with the termination of the 2002 Plan, effective upon the closing of the Company’s IPO. The 2010 Plan provides for the grant of incentive stock options to employees of the Company and its subsidiaries and for the grant of nonstatutory stock options, restricted shares, restricted share units, share appreciation rights, performance units and performance shares to the employees, directors and consultants of the Company and its subsidiaries. The 2002 Plan will continue, however, to govern the terms and conditions of any outstanding awards previously granted thereunder. Upon the adoption of the 2010 Plan on November 19, 2010, the 2010 Plan replaced the existing 2002 Plan, and as a result, no additional awards could be made under the 2002 plan. After its IPO, the Company generally issues new shares represented by ADSs upon the exercise of stock options. The general terms and conditions of the options granted under the 2010 Plan are the same as those under the 2002 Plan mentioned above. Options granted under the 2010 Plan may be either incentive stock options or nonstatutory stock options, as determined by the board of directors, and these options will normally vest at 25% on the day preceding each of the first, second, third and fourth anniversary of the commencement date subject to the option grantee’s continuing as an employee of the Company. Options under the 2010 Plan may also be granted for up to ten years at a price on the date of grant as determined by the board of directors. The 2010 Plan has an additional feature that allows the option reserve to automatically increase at the beginning of each fiscal year by the least of (i) 10,000,000 ordinary shares, (ii) four percent (4%) of the outstanding ordinary shares on the last day of the immediately preceding fiscal year or (iii) such number of ordinary shares determined by the Board. On February 3, 2012, the board of directors adopted a resolution to not increase the option reserve for the year 2012. At the Company’s IPO, the maximum aggregate number of ordinary shares that may be issued under the 2010 Plan was 12,725,944. As of December 31, 2011, there were 9,602,764 ordinary shares available for grant under the 2010 Plan.

A summary of option activity under Company's stock option program as of December 31, 2011 and changes during the period then ended are presented below:

	Number of Options Outstanding	Weighted Average Exercise Price	Weighted Average Remaining Contractual Term	Aggregate Intrinsic Value
Outstanding options at December 31, 2010	16,944,320	$0.76
Granted	3,245,592	1.42
Exercised	(713,610)	0.24
Forfeited or expired	(591,424)	1.35

Outstanding options at December, 31 2011	18,884,878	0.88	6.47	$2,724,841

Vested or expected to vest options at December 31, 2011	17,203,054	0.81	6.22	$2,714,776

Exercisable options at December 31, 2011	12,414,376	0.69	5.36	$2,487,342

The weighted-average grant-date fair value of options granted during 2009, 2010 and 2011 was $0.32, $1.13 and $0.75, respectively. The total intrinsic value of options exercised during 2009, 2010 and 2011 was nil, $953,390 and $483,758, respectively.

Options granted under the Company' stock option program in 2011 are summarized as follows:

	Number of Options Granted	Exercise Price	Fair Value of Ordinary Shares	Intrinsic Value
February 24, 2011	723,264	$1.74	$1.74	$––
April 29, 2011	1,202,664	1.61	1.61	––
July 23, 2011	1,171,776	1.13	1.13	––
October 22, 2011	147,888	0.75	0.75	––

	3,245,592

The options outstanding and exercisable by exercise price as of December 31, 2011 were as follows:

	Options Outstanding			Options Exercisable
	Number of Options	Weighted Average Exercise Price	Weighted Average Remaining Contractual Term	Number of Options	Weighted Average Exercise Price
< $1.00	13,597,598	$0.53	5.53	11,102,775	$0.52
$1.00 - $2.00	3,512,792	1.48	9.22	550,363	1.60
> $2.00	1,774,488	2.35	8.20	761,238	2.43

	18,884,878	0.88	6.47	12,414,376	0.69

As of December 31, 2011, there was $2,592,469 of total unrecognized compensation expense related to nonvested share-based compensation arrangements granted under the plan. The expense is expected to be recognized over a weighted-average period of 2.03 years.

The compensation expense related to stock options was $1,658,459, $1,751,422 and $1,996,984 for 2009, 2010 and 2011, respectively. The Company calculated the fair value of each option granted on the date of grant using the Black-Scholes option pricing model and the assumptions shown in the table below. The risk-free interest rate is based on the China Government Bond market yield in effect at the time of grant. The expected term was estimated based on the date of grant, expiration date and vesting period as stated in the stock option agreement. Expected volatilities are based on historical volatilities of stock prices of companies similar to the Company for a period equal to the options’ expected life. The dividend yield is zero as the Company has never declared or paid dividends on the ordinary shares or other securities and does not anticipate paying dividends in the foreseeable future. The expected forfeiture rate is based on historical experience and expectations about future forfeitures.

	Years Ended December 31
	2009	2010	2011
Risk-free interest rate	3.39%-4.76%	1.89%-2.86%	1.90%-2.32%
Expected term (in years)	5-6	5-6	5-6
Expected volatility	57.0%-59.3%	55.7%-58.2%	54.0%-55.3%
Expected dividend yield	—	—	—
Expected forfeiture rate	14%	14%	12%

The board of directors approved, by unanimous written consent on April 17, 2009, a PRC Option Extension Program which was further amended by written consent of the board of directors on June 9, 2009. This program provides each PRC optionee an opportunity, upon ceasing to be an employee of the Company to elect to amend his option to extend the term of vested portion of such option by signing the Amended PRC Option Agreement and paying non-refundable consideration equal to aggregate exercise price. In September 2010, the board of directors approved to discontinue the PRC Option Extension Program at the following dates whichever is later: six months after the completion of the IPO, or the date the related government authorities permit the Company’s PRC employees to exercise the options. The Company completed its IPO in February 2011 and the related government authorities have authorized the Company’s PRC employees to exercise the option in September 2011 and thereupon the PRC Option Extension Program was terminated. In 2009, 2010 and 2011, respectively, 8, 34 and 17 employees elected to pay the consideration, which aggregated to $10,116, $18,459 and $ 7,069 to obtain the right of extension of the vested options and resulted in incremental expense of $32,276, $200,355, and $38,236 for year ended 2009, 2010 and 2011, respectively.

The Board of Directors approved an Option Repricing Program in April 2009. According to this program, those options which have an exercise price in excess of $0.27 owned by service providers of the Company were amended to reduce the exercise price to $0.27 subject to obtaining the consent of those optionees. As a result of the program, 4,883,550 options with exercise prices ranging from $0.48 to $2.68 were amended to $0.27. An incremental charge of $277,919, $50,736 and $85,288 was expensed in 2009, 2010 and 2011, respectively, and $6,642 will be amortized over the remaining requisite service periods ending in 2013.

Cash received from option exercise under the 2002 and 2010 Plan for the years ended December 31, 2009, 2010 and 2011 was nil, $131,462 and $172,773, respectively.

As of December 31, 2011 authorized ordinary shares reserved for future issuance were as follows:

Exercise of warrants to purchase ordinary shares	2,202,501
Exercise of options to purchase ordinary shares:
Granted and outstanding	18,884,878
Available for grant	9,602,764

30,690,143

SHARE REPURCHASE	12 Months Ended
Dec. 31, 2011
SHARE REPURCHASE

22. SHARE REPURCHASE

In the third quarter of 2011, the Board authorized a share repurchase program under which management may exercise discretion to repurchase up to $20 million of the Company’s American Depositary Shares (“ADSs”). This share repurchase program will be funded with the Company’s cash on hand. The repurchase program does not obligate the Company to repurchase a minimum number of shares, and the program may be suspended or canceled without prior notice. As of December 31, 2011, the Company repurchased a total of 290,130 ADSs, equivalent to 1,740,780 ordinary shares, from the open market, at the average price of $5.12 per ADS. As the Company plans to cancel all of the shares repurchased, it used the par-value method to record the costs of share repurchase, which resulted in a reduction in our additional paid-in capital in the amount of $ 1,495,014 as of December 31, 2011.

INITIAL PUBLIC OFFERING	12 Months Ended
Dec. 31, 2011
INITIAL PUBLIC OFFERING

23. INITIAL PUBLIC OFFERING

On February 2, 2011, the Company completed its initial public offering on the Nasdaq Global Select Market under the symbol “BCDS”. The Company offered a total of 6,000,000 American Depositary Shares (hereafter, referred to as ADSs) representing 36,000,000 ordinary shares, including 1,666,667 ADSs from selling shareholders. In addition, the Company granted the underwriters an overallotment option for a period of 30 days to purchase up to 900,000 ADSs. Including the proceeds from the exercise of 693,305 ADSs of the overallotment option, the Company received a total of $49,085,090 as IPO cash proceeds (before expense), net of the proceeds paid to selling shareholders. Total offering expenses were $2.86 million in 2011.

RESTRICTED NET ASSETS	12 Months Ended
Dec. 31, 2011
RESTRICTED NET ASSETS

24. RESTRICTED NET ASSETS

Pursuant to the laws and regulations and the respective Articles of Association, the subsidiaries of the Company in PRC must make appropriations from earnings, net of losses of the previous years, to non-distributable funds, e.g. reserve fund, which could affect the subsidiaries’ ability to pay cash dividends, if any. Under applicable laws and regulations, the subsidiaries may only distribute dividends after they have made appropriations as determined under PRC GAAP at each year-end. As of December 31, 2011, RMB 12,105,717 (equivalent to $1,870,673) has been appropriated, and RMB 6,898,527 (equivalent to $1,066,616) is to be appropriated in 2012, as legal reserve funds by SIM-BCD; while no funds have been appropriated for other PRC subsidiaries due to the accumulated deficits.

As a result of these laws and regulations, the subsidiaries in PRC are restricted in their ability to transfer a portion of their net assets to the Company either in the form of dividends, loans or advances. The restricted portion amounted to $67,218,531 and $98,188,423 as of December 31, 2010 and 2011, respectively. As the restricted net assets exceeded certain thresholds, the Company has disclosed below the financial statement schedule 1 in accordance with Rules 12-04(a) and 4-08(e)(3) of Regulation S-X.

SEGMENT AND GEOGRAPHIC INFORMATION	12 Months Ended
Dec. 31, 2011
SEGMENT AND GEOGRAPHIC INFORMATION

25. SEGMENT AND GEOGRAPHIC INFORMATION

The Company is engaged primarily in the design, manufacturing and marketing of analog ICs and other semiconductor businesses. The Company’s chief operating decision maker has been identified as the Chief Executive Officer, who reviews the consolidated results of manufacturing operations when making decisions about allocating resources and assessing performance of the Company. The Company believes it operates in one reportable segment.

The following is a summary of net revenue by geographic area based on the location to which products are shipped:

	Years Ended December 31
	2009	2010	2011
Total net revenue:
PRC and Hong Kong	$63,316,269	$79,944,142	$93,724,333
Taiwan	25,191,448	32,661,940	29,554,151
South Korea	8,412,590	12,149,927	9,529,049
North America	1,278,212	3,511,341	4,557,118
Others	2,645,250	4,563,162	2,498,660

	$100,843,769	$132,830,512	$139,863,311

The net revenue from external customers for each group of similar products and services based on product specificity are summarized as follows:

	Years Ended December 31
	2009	2010	2011
Product revenue:
Linear IC	$69,557,581	$82,592,258	$78,149,607
AC/DC IC	15,205,208	27,156,882	30,936,523
DC/DC IC	4,008,551	7,424,520	10,487,285
Other IC	3,320,974	5,907,751	10,226,997
Service revenue:
Foundry services	8,751,455	9,749,101	10,062,899

	$100,843,769	$132,830,512	$139,863,311

The locations and net book value of long-lived assets were as follows:

	December 31
	2010	2011
PRC	$34,306,920	$68,960,123
Taiwan	138,294	2,517,018
South Korea	57,200	43,622
North America	7,292	—

	$34,509,706	$71,520,763

The majority of the Company’s sales are to distributors, which then sell to end customers. For the years ended December 31, 2009, 2010 and 2011, no distributor accounted for 10% or more of net revenue.

SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2011
SUBSEQUENT EVENTS

26. SUBSEQUENT EVENTS

In February 2012, the Company signed capital increase agreement with Shanghai SIMAT Microelectronics Technology Co., Ltd. on the basis of investment cooperation agreement dated August 22, 2011 to acquire a 4.99% equity interest for cash of RMB10 million. Pursuant to this agreement, the Company is liable to pay the committed investment within one month after approval from authorities is obtained. In March, 2012, the Company paid the RMB10 million in accordance with such agreement.

Additional Information-Financial Statement Schedule I	12 Months Ended
Dec. 31, 2011
Additional Information-Financial Statement Schedule I

Additional Information—Financial Statement Schedule I

This financial statement schedule has been prepared in conformity with accounting principles generally accepted in the United States of America.

BCD SEMICONDUCTOR MANUFACTURING LIMITED

NOTES TO SCHEDULE I

Schedule I has been provided pursuant to the requirements of Rules 12-04(a) and 4-08(e)(3) of Regulation S-X, which require condensed financial information as to financial position, changes in financial position and results of operations of a parent company as of the same dates and for the same periods for which audited consolidated financial statements have been presented, as the restricted net assets of BCD’s consolidated subsidiaries not available for distribution to BCD as of December 31, 2010 and 2011 of $67,218,531 and $98,188,423, respectively, exceeded certain thresholds. The condensed financial information of BCD has been presented as of December 31, 2010 and 2011, and for the each of the three years in the period ended December 31, 2011, using the same accounting policies as set out in the Company’s consolidated financial statements except that the parent company has used the equity method to account for its investment in the subsidiaries. These parent-only financial statements should be read in conjunction with the BCD Semiconductor Manufacturing Limited’s Consolidated Financial Statements included elsewhere herein.

BCD SEMICONDUCTOR MANUFACTURING LIMITED

ADDITIONAL INFORMATION—FINANCIAL STATEMENT SCHEDULE I

CONDENSED BALANCE SHEETS OF PARENT COMPANY

(In U.S. Dollars)

	As of December 31
	2010	2011
ASSETS
CURRENT ASSETS
Cash	$1,774,310	$526,192
Intercompany receivable	982,133	26,168,352
Deferred offering expense	1,956,571	—
Other current assets	78,014	60,632

Total current assets	4,791,028	26,755,176
LONG TERM INVESTMENT IN SUBSIDIARIES	87,424,353	116,228,462

TOTAL	$92,215,381	$142,983,638

LIABILITIES, CONVERTIBLE REDEEMABLE PREFERENCE SHARES AND SHAREHOLDERS’ EQUITY (CAPITAL DEFICIENCY)
CURRENT LIABILITIES
Intercompany payable	$12,140,161	$389,697
Accrued expenses	2,854,565	827,016
Warrant liability	1,397,973	—
Other current liabilities	1,700,663	1,907,116

Total current liabilities	18,093,362	3,123,829
OTHER LIABILITIES
Deferred grant—noncurrent	—	410,705

Total liabilities	18,093,362	3,534,534

CONVERTIBLE REDEEMABLE PREFERENCE SHARES	90,569,174	—

SHAREHOLDERS’ EQUITY (CAPITAL DEFICIENCY)
Ordinary shares, $0.001 par value, authorized – 200,000,000 and 1,000,000,000 shares as of December 31, 2010 and 2011, respectively; issued – 17,225,275 and 111,334,002 shares as of December 31, 2010 and 2011, respectively; outstanding – 17,225,275 and 109,593,222 shares as of December 31, 2010 and 2011, respectively	17,225	111,334
Additional paid-in capital	13,083,248	160,242,021
Accumulated other comprehensive income	8,258,725	12,567,986
Accumulated deficit	(37,806,353)	(33,470,496)
Treasury stock –1,740,780 shares as of December 31, 2011 (2010: Nil)	—	(1,741)

Total shareholders’ equity (capital deficiency)	(16,447,155)	139,449,104

TOTAL	$92,215,381	$142,983,638

BCD SEMICONDUCTOR MANUFACTURING LIMITED

ADDITIONAL INFORMATION—FINANCIAL STATEMENT SCHEDULE I

CONDENSED STATEMENTS OF OPERATIONS OF PARENT COMPANY

(In U.S. Dollars)

	Years Ended December 31
	2009	2010	2011
OPERATING EXPENSES
Research and development	$303,380	$425,313	$123,068
Selling and marketing	372,214	267,805	248,833
General and administrative	4,286,831	5,085,546	5,161,466

Total operating expenses	4,962,425	5,778,664	5,533,367

LOSS FROM OPERATIONS	(4,962,425)	(5,778,664)	(5,533,367)
OTHER INCOME (EXPENSE), NET
Gain (loss) on valuation of warrant liability	145,156	613,200	744,597
Other income (expense), net	(6,387)	(13,772)	217,566

LOSS BEFORE INCOME TAX EXPENSE	(4,823,656)	(5,179,236)	(4,571,204)
INCOME TAX EXPENSE	––	––	––
EQUITY IN EARNINGS OF SUBSIDIARIES	11,731,751	25,616,349	18,040,394

NET INCOME	$6,908,095	$20,437,113	$13,469,190

BCD SEMICONDUCTOR MANUFACTURING LIMITED

ADDITIONAL INFORMATION—FINANCIAL STATEMENT SCHEDULE I

CONDENSED STATEMENTS OF CASH FLOWS OF PARENT COMPANY

(In U.S. Dollars)

	Years Ended December 31
	2009	2010	2011
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)	$6,908,095	$20,437,113	$13,469,190
Adjustments to reconcile net loss to net cash used in operating activities:
Equity in earnings of subsidiaries	(11,731,751)	(25,616,349)	(18,040,394)
Share-based compensation expense	319,831	736,809	390,606
Amortization	77,400	77,400	77,400
Gain on valuation of warrant liability	(145,156)	(613,200)	(744,597)
Change in operating assets and liabilities:
Other current assets	1,052,731	(369)	614
Accrued expense	(2,119,925)	(90,283)	(529,273)
Other current liabilities	(1,057,116)	(80)	617,158

Net cash used in operating activities	(6,695,891)	(5,068,959)	(4,759,296)

CASH FLOWS FROM INVESTING ACTIVITIES
Decrease (increase) in intercompany receivable	845,453	(982,133)	(25,186,219)
Increase (decrease) in intercompany payable	5,753,019	6,387,142	(11,750,464)
Acquisition of Auramicro	—	—	(4,908,708)

Net cash provided by (used in) investing activities	6,598,472	5,405,009	(41,845,391)

CASH FLOWS FROM FINANCING ACTIVITIES
Payments for offering expenses	—	(458,295)	(2,404,539)
Proceeds received from initial public offering	—	—	49,085,090
Exercise of stock options	—	131,462	172,773
Share repurchasing	—	—	(1,496,755)

Net cash provided by (used in) financing activities	—	(326,833)	45,356,569

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(97,419)	9,217	(1,248,118)
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	1,862,512	1,765,093	1,774,310

CASH AND CASH EQUIVALENTS, END OF YEAR	$1,765,093	$1,774,310	$526,192

TRANSACTION AFFECTING BOTH CASH AND NON-CASH ITEMS
Total charges of offering expense	$—	$—	$2,862,834
Increase (decrease) in deferred offering expenses	—	1,956,571	(1,956,571)
Decrease (increase) in accrued offering expenses	—	(1,498,276)	1,498,276

Cash paid for offering expenses	$—	$458,295	$2,404,539